                                                                   EXHIBIT 10.34









                            STOCK PURCHASE AGREEMENT




                                  BY AND AMONG


                          PERFORMANCE MANAGEMENT INC.,

                            HEAFNER TIRE GROUP, INC.,
                             AS SOLE SHAREHOLDER OF
                              WINSTON TIRE COMPANY,

                              WINSTON TIRE COMPANY

                                       AND

                              CHARLES BRYANT KOUNTZ





                                DATED MAY 4, 2001




                                TABLE OF CONTENTS
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ARTICLE I  DEFINITIONS............................................................................................1
          1.1.       Definitions..................................................................................1
          1.2.       Terms Defined Elsewhere......................................................................5

ARTICLE II  AGREEMENT OF PURCHASE AND SALE........................................................................6
          2.1.       Agreement to Sell and Purchase...............................................................6
          2.2.       Purchase Price...............................................................................6

ARTICLE III  CLOSING..............................................................................................8
          3.1.       Closing......................................................................................8
          3.2.       Deliveries by Seller at the Closing..........................................................8
          3.3.       Deliveries by Buyer at the Closing...........................................................8
          3.4.       Form of Documents and Instruments............................................................9

ARTICLE IV  REPRESENTATIONS AND WARRANTIES OF SELLER AND The COMPANY..............................................9
          4.1.       Corporate Organization of the Company........................................................9
          4.2.       Capitalization of the Company................................................................9
          4.3.       Subsidiaries.................................................................................9
          4.4.       Title.......................................................................................10
          4.5.       Due Authorization...........................................................................10
          4.6.       No Conflict.................................................................................10
          4.7.       Financial Statements........................................................................10
          4.8.       Material Contracts..........................................................................10
          4.9.       Intellectual Property.......................................................................11
          4.10.      Litigation and Proceedings..................................................................11
          4.11.      Employee Benefit Plans......................................................................11
          4.12.      Employee Matters............................................................................11
          4.13.      Legal Compliance............................................................................12
          4.14.      Environmental Matters.......................................................................12
          4.15.      Taxes.......................................................................................12
          4.16.      Licenses, Permits and Authorizations........................................................13
          4.17.      Insurance...................................................................................13
          4.18.      Brokers' Fees...............................................................................13
          4.19.      Lease Abstract..............................................................................13

ARTICLE V REPRESENTATIONS AND WARRANTIES OF BUYER................................................................13
          5.1.       Corporate Organization......................................................................13
          5.2.       Due Authorization...........................................................................13
          5.3.       No Conflict.................................................................................14
          5.4.       Litigation and Proceedings..................................................................14

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          5.5.       Financial Ability...........................................................................15
          5.6.       Solvency....................................................................................15
          5.7.       Brokers' Fees...............................................................................15
          5.8.       No Additional Representations; Disclaimer Regarding Estimates and Projections...............15
          5.9.       No Knowledge of Misrepresentations or Omissions.............................................16
          5.10.      Investment Representations..................................................................16
          5.11       Qualification to Make Section 338(h)(10) Election...........................................16

ARTICLE VI  COVENANTS OF SELLER..................................................................................16
          6.1.       Conduct of Business.........................................................................16
          6.2.       Inspection..................................................................................17

ARTICLE VII  COVENANTS OF BUYER..................................................................................18
          7.1.       Governmental Authorities....................................................................18
          7.2.       Indemnification and Insurance...............................................................18
          7.3.       Inspection..................................................................................18

ARTICLE VIII JOINT COVENANTS.....................................................................................19
          8.1.       Support of Transaction......................................................................19
          8.2.       Further Assurances..........................................................................19
          8.3        Company Benefit Plans.......................................................................19
          8.4        Transfers Against Accounts Payable..........................................................19
          8.5        Non-Core Stores.............................................................................20

ARTICLE IX  TAX MATTERS..........................................................................................21
          9.1.       Tax Returns and Payments....................................................................21
          9.2.       Section 338(h)(10) Election.................................................................22

ARTICLE X  CONDITIONS TO OBLIGATION OF PARTIES TO CONSUMMATE CLOSING.............................................23
          10.1.      Conditions to Each Party's Obligations......................................................23
          10.2.      Conditions to Buyer's Obligations...........................................................23
          10.3.      Conditions to Seller's Obligations..........................................................24

ARTICLE XI  INDEMNIFICATION......................................................................................25
          11.1.      Indemnification for Certain Breaches by the Seller..........................................25
          11.2.      Indemnification Threshold, Limit and Time Limitations.......................................27
          11.3.      Losses......................................................................................27
          11.4.      Defense of Claims...........................................................................27
          11.5.      Exclusive Remedy............................................................................28
          11.6.      Limitation on Recourse......................................................................28
          11.7.      Multiple Breaches from Same Facts...........................................................28
          11.8.      Access to Information.......................................................................28

ARTICLE XII  MISCELLANEOUS.......................................................................................29
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          12.1.      Termination.................................................................................29
          12.2.      Non-Compete.................................................................................30
          12.3.      Modifications, Waiver of Rights.............................................................30
          12.4.      Notices.....................................................................................30
          12.5.      Counterparts................................................................................31
          12.6.      Expenses....................................................................................31
          12.7.      Binding Effect; Assignment..................................................................31
          12.8.      Entire Agreement............................................................................31
          12.9.      Governing Law...............................................................................31
          12.10.     Severability................................................................................32
          12.11.     Obligation of the Parties...................................................................32
          12.12.     Headings....................................................................................32
          12.13.     Dispute Resolution, Consent to Jurisdiction.................................................32
          12.14.     Disclosure Generally........................................................................32
          12.15.     Specific Performance........................................................................33
          12.16.     No Third Party Beneficiaries................................................................33

                                LIST OF EXHIBITS

Exhibit A                  2001 Operating Budget
Exhibit B                  [Intentionally Omitted]
Exhibit C                  Guaranty
Exhibit D                  Company Financial Statement
Exhibit E                  Lease Abstract



                                LIST OF SCHEDULES

Schedule 4.3               Subsidiaries
Schedule 4.6               Conflicts
Schedule 4.8               Material Contracts
Schedule 4.10              Litigation and Proceedings
Schedule 4.11              Employee Benefit Plans
Schedule 4.12              Employee Matters
Schedule 4.13              Legal Compliance
Schedule 4.14              Environmental Matters
Schedule 4.15              Tax Matters
Schedule 4.16              Licenses, Permits and Authorizations
Schedule 4.17              Insurance
Schedule 6.1               Conduct of Business

                            STOCK PURCHASE AGREEMENT


         This STOCK PURCHASE AGREEMENT (the "Agreement") is entered into as of May 4, 2001 by and among Performance Management Inc., a Louisiana corporation ("Buyer"), Heafner Tire Group, Inc., a Delaware corporation ("Seller") and the sole shareholder of Winston Tire Company, a California corporation (the "Company"), the Company and Charles Bryant Kountz.

                                    RECITALS

         WHEREAS, the Company owns and operates a retail tire business located and currently operating in California and Arizona;

         WHEREAS, Seller owns 181,942 shares (the "Shares") of common stock, par value $0.10 per share, of the Company (the "Common Stock"), which Shares constitute all of the issued and outstanding capital stock of the Company; and

         WHEREAS, Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, all of the Shares, all on the terms and subject to the conditions hereinafter set forth.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual premises and covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto covenant and agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         1.1. Definitions. In this Agreement, the following terms have the meanings specified or referred to in this Section 1.1 which shall be equally applicable to both the singular and plural forms. Any agreement referred to below shall mean such agreement as amended, supplemented and modified from time to time to the extent permitted by the applicable provisions thereof and by this Agreement.

                  "Affiliate" means, with respect to any Person, any other Person which directly or indirectly controls, is controlled by or is under common control with such Person.

                  "Benefit Arrangement" means any material benefit arrangement covering any current or former employee, consultant or agent of the Company and the beneficiaries of any of them, that is not an Employee Benefit Plan, including, without limitation, (i) each employment agreement, (ii) each arrangement providing for insurance coverage or workers' compensation benefits,
(iii) each incentive bonus or deferred bonus arrangement, (iv) each arrangement providing termination allowance or payments, severance, continuation pay, indemnification or similar benefits, (v) each deferred compensation plan and
(vi) each compensation policy and practice maintained by the Company or any Subsidiary of the Company.

                  "Benefit Plan" means an Employee Benefit Plan or Benefit Arrangement.

                  "Business" means the operation by the Company of its retail tire business located in California at or through the stores designated as "core" stores in the third column of the lease abstract attached hereto as Exhibit E.

                  "Buyer" means Performance Management Inc., a Louisiana corporation.

                  "Change in Control" means (A) any event, transaction or series of related transactions the result of which is that Charles Bryant Kountz or his Affiliates cease to beneficially own at least 80% of the voting power associated with the capital stock or other voting securities of the Company or (B) any sale of all or substantially all of the assets of the Company.

                  "Closing Date" means the date two business days following the date on which all conditions set forth in Article X shall have been satisfied or waived, or such other date and time agreed to by Seller and Buyer.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Company" means Winston Tire Company, a California corporation.

                  "Consolidated Return" means (i) any federal consolidated income tax return that includes the Company and (ii) any state or local returns that are required to be filed with respect to the Company and any Affiliate on a consolidated, combined or unitary basis and that include corporations in addition to the Company and its directly owned Subsidiaries.

                  "Court Order" means any judgment, order, award or decree of any foreign, federal, state, local or other court or tribunal and any award in any arbitration proceeding.

                  "Employee Benefit Plan" means any employee benefit plan, as defined in Section 3(3) of ERISA, that is sponsored or contributed to by the Company or its Affiliates covering employees or former employees of the Business or any Non-Core Store.

                  "Employee Pension Benefit Plan" means any employee pension benefit plan, as defined in Section 3(2) of ERISA, and subject to Title IV of ERISA.

                  "Environmental Laws" means, collectively, all applicable foreign, U.S. federal, state or local laws, statutes, ordinances, rules, regulations, codes or common law relating to health, safety, pollution or protection of the environment, as in effect as of the date hereof (including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, as amended, the Resource Conservation and Recovery Act, as amended and the Clean Air Act, as amended).

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "Governmental Body" means any foreign, federal, state, local or other governmental authority, instrumentality or regulatory body.

                  "Governmental Order" means any judgment, order, decree, prohibition, proclamation or other legally valid and enforceable direction or command of, by or from any Governmental Body.

                  "Hazardous Materials" means each and every element, compound, chemical mixture, contaminant, pollutant, material, waste or other substance which is defined, determined or identified as hazardous or toxic under Environmental Laws or the release of which is prohibited under any Environmental Law. Without limiting the generality of the foregoing, the term will include (a) "hazardous substances" as defined in the Comprehensive Environmental Response, Compensation, and Liability Act, (b) "extremely hazardous substances" as defined in Title III of the United States Superfund Amendments and Reauthorization Act, each as amended, and regulations promulgated thereunder, (c) "hazardous waste" as defined in the United States Resource Conservation and Recovery Act of 1976, as amended, and regulations promulgated thereunder, (d) "hazardous materials" as defined in the United States Hazardous Materials Transportation Act, as amended, and regulations promulgated thereunder and (e) "chemical substance or mixture" as defined in the United States Toxic Substances Control Act, as amended, and regulations promulgated thereunder.

                  "Inter-Company Indebtedness" means any amounts owed by the Company to Seller at or prior to the Closing.

                  "IRS" means the Internal Revenue Service of the United States.

                  "Joint Defense and Conflict Waiver Agreement" means a joint defense and conflict waiver agreement among Seller, Buyer and the Company in form and substance mutually acceptable to Buyer and Seller.

                  "Lease Expenses" means solely those amounts payable by the Company with respect to the Non-Core Stores for (a) rent under leases in effect on the Closing Date for the Non-Core Stores, (b) property tax on the Non-Core Stores, (c) common area maintenance fees required to be paid pursuant to leases in effect on the Closing Date for the Non-Core Stores; provided, however, that Lease Expenses do not include any amounts paid or payable by the Company as penalties or extraordinary fees, costs or expenses, including, without limitation, late payment fees, charges or assessments attributable to actions or omissions of Buyer or the Company from and after the Closing.

                  "Lease Liabilities" means any amounts actually paid by the Company during any specified period for any Lease Expenses in excess of Lease Revenues for that period.

                  "Lease Revenues" means any amounts paid or assets transferred to the Company or any of its Affiliates with respect to any lease on any Non-Core Store or any rights appurtenant to the property, including, without limitation, (a) rents and other amounts paid in connection with any sale, assignment, sub-lease or other transaction relating to any lease on any Non-Core Store, and (b) any and all proceeds from the lease, sale or other conveyance of any fixtures, machinery, equipment or other personal property located at or used in connection with any Non-Core Store,

(c) any other revenue derived from the use or occupation of the property and (d) any amounts refunded to the Company upon or after the termination or expiration of any lease on the Non-Core Stores, including, without limitation, deposits or other refundable items.

                  "Lease Surplus" means any amounts actually paid to the Company during any period as Lease Revenues that are in excess of Lease Expenses for that period.

                  "Lien" means any encumbrance, claim, charge, security interest, mortgage, pledge, easement, conditional sale or other title retention agreement.

                  "License Agreement" means a license agreement between Seller and the Company in form and substance mutually acceptable to Buyer and Seller.

                  "Material Adverse Effect" means, (a) with respect to Buyer, any circumstance, change or effect that, individually or when taken together with all other such circumstances, changes or effects, is materially adverse to the business or financial condition of Buyer and its Subsidiaries taken as a whole, (b) with respect to Seller or the Company, any circumstance, change or effect that, individually or when taken together with all other such circumstances, changes or effects, is materially adverse to the Business taken as a whole and (c) with respect to Charles Bryant Kountz, any circumstance, change or effect that, individually or when taken together with all other such circumstances, changes or effects, is materially adverse to the financial condition of Mr. Kountz taken as a whole; provided, however, that the foregoing definition excludes the effects of changes that are (A) generally applicable to
(i) the industries and markets in which the Business operates, (ii) the United States economy or securities markets, or (iii) the world economy or international securities markets or (B) generally in line with the Company's 2001 Operating Budget attached hereto as Exhibit A with respect to the Business; provided, however, that a failure to meet such 2001 Operating Budget will not be deemed to be a Material Adverse Effect with respect to the Company.

                  "Multiemployer Plan" means a multiemployer plan, as defined in
Section 3(37) and 4001(a)(3) of ERISA.

                  "Multiple Employer Plan" means any Employee Benefit Plan sponsored by more than one employer, within the meaning of Sections 4063 or 4064 of ERISA or Section 413(c) of the Code.

                  "Non-Core Stores" means the 44 Company stores designated as "non-core" stores in the third column of the lease abstract attached hereto as Exhibit E.

                  "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or Governmental Body.

                  "Post-Closing Period" means any Taxable period that begins after the Closing Date.

                  "Pre-Closing Period" means any Taxable period that ends on or before the Closing Date.

                  "Prohibited Transaction" means a transaction that is prohibited under Section 4975 of the Code or Section 406 of ERISA and not exempt under Section 4975 of the Code or Section 408 of ERISA, respectively.

                  "Seller" means Heafner Tire Group, Inc., a Delaware corporation.

                  "Straddle Period" means any Taxable period that begins before and ends after the Closing Date.

                  "Subsidiary" means, with respect to any Person, a corporation or other entity of which 50% or more of the voting power or value of the equity securities or equity interests is owned, directly or indirectly, by such Person.

                  "Supply Agreement" means the supply and distribution agreement between Seller and the Company in form and substance mutually acceptable to Buyer and Seller.

                  "Tax" means all federal, state, local and foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs, duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, irrespective of whether imposed directly or indirectly, as a successor or transferee liability, as a joint or several liability pursuant to
Section 1.1502-6 of the Treasury Regulations or comparable or similar provisions of state, local or foreign law, or whether by reason of any tax sharing, tax reimbursement or tax indemnification agreement, or by reason of a tax treaty. "Taxes" and "Taxable" shall have the correlative meanings.

                  "Tax Return" means any return, declaration, report, statement, information statement and other document required to be filed with respect to Taxes.

         1.2. Terms Defined Elsewhere. The following is a list of additional terms used in this Agreement and a reference to the Section hereof in which such term is defined:

                 Term                                   Section
                 ----                                   -------

                 Aggregate Purchase Price               Section 2.2(a)
                 Claim                                  Section 11.4
                 Claim Notice                           Section 11.4
                 Closing                                Section 3.1
                 Closing Inventory Statement            Section 2.2(c)
                 Collins Claim                          Section 11.1(c)
                 Common Stock                           Recitals
                 Company Financial Statement            Section 4.7
                 Deposit                                Section 2.2(a)
                 GAAP                                   Section 2.2(c)(i)
                 Governmental Permits                   Section 4.16
                 Guaranty                               Section 2.2(b)

                 Term                                   Section
                 ----                                   -------

                 Indemnified Litigation                 Section 11.1(c)
                 Independent Accountant                 Section 2.2(c)
                 Inspection Rights                      Section 11.1(d)(iv)
                 Intellectual Property                  Section 4.9
                 Losses                                 Section 11.1(a)
                 Material Contracts                     Section 4.8
                 Monthly Report                         Section 11.1(d)(ii)
                 Note                                   Section 2.2(b)
                 Pina Claim                             Section 11.1(c)
                 Securities Act                         Section 5.10
                 Section 338(h)(10) Election            Section 9.2(a)
                 Shares                                 Recitals
                 Solis Claim                            Section 11.1(c)
                 Tax Records                            Section 9.1(d)


                                   ARTICLE II
                         AGREEMENT OF PURCHASE AND SALE

         2.1. Agreement to Sell and Purchase. Upon the terms and subject to the conditions set forth in this Agreement, Seller agrees to sell, assign, transfer, convey and deliver to Buyer free and clear of all Liens, and Buyer agrees to purchase, acquire and accept from Seller, the Shares.

         2.2. Purchase Price.

                  (a) Generally. Upon the terms and subject to the conditions set forth herein, in consideration for the purchase of the Shares, Buyer shall pay to Seller an aggregate purchase price of $11,300,000.00, subject to adjustment as set forth in Section 2.2(c) below (as so adjusted, the "Aggregate Purchase Price"). Seller acknowledges receipt as of April 19, 2001 of a $250,000.00 good faith deposit from Buyer (the "Deposit"), which such Deposit shall be applied on the Closing Date to the amount due to Seller from Buyer pursuant to Section 2.2. Seller agrees to return the Deposit to Buyer within three business days upon termination of this Agreement by either Buyer or Seller pursuant to Section 12.1(a)(i), (ii), (iii) and (iv). The Deposit shall be retained by Seller in the case of a termination of this Agreement by Seller pursuant to Section 12.1(a)(v).

                  (b) Payment. On the Closing Date, Buyer will pay to Seller an amount equal to $8,500,000.00 in the form of the Deposit and the balance by wire transfer of immediately available funds to one or more accounts which have been specified by Seller at least one day before the Closing and Buyer will issue to Seller a promissory note in the amount of $2,800,000.00 due and payable 12 months after the Closing Date in form and substance mutually satisfactory to Buyer and Seller (the "Note"). The Note shall be personally guaranteed by Charles Bryant Kountz pursuant to a personal guaranty in the form attached hereto as Exhibit C (the "Guaranty").


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

                  (c) Post-Closing Purchase Price Adjustment.

                           (i) Within 45 days after the Closing Date, Seller shall cause Arthur Andersen LLC to audit the tire inventory of the Company as of the Closing Date (the "Closing Inventory Statement"), in accordance with United States generally accepted accounting principles ("GAAP") consistently applied with such principles used in connection with the Company's financial statements for the fiscal year ended December 30, 2000. The cost of such audit shall be borne equally by Seller and Buyer.

                           (ii) Seller and Buyer shall cooperate with one another and with Arthur Andersen LLC in the delivery of the Closing Inventory Statement. Each of Seller, Buyer and their respective representatives shall have the right to review the others' work papers or records of the Company used or prepared in connection with the preparation of such Closing Inventory Statement, and shall, if requested, make available such work papers or records and direct Arthur Andersen LLC and any other representatives to allow Seller, Buyer, or their respective representatives to review any and all work papers or records of Arthur Andersen LLC or such other representatives, that were used in connection with the preparation of such Closing Inventory Statement and which are not proprietary work papers or records of Arthur Anderson LLC or such other representatives, as the case may be. In addition to and not in limitation of the foregoing, from and after the Closing Seller shall be entitled to have its representatives observe and participate in any physical tire inventory undertaken by any Person for the purpose of producing the Closing Inventory Statement or resolving any dispute associated therewith.

                           (iii) If the total value of the Company's tire inventory, net of reserves, and as determined in accordance with GAAP, as of the Closing Date, as set forth on the Closing Inventory Statement, is more than $7,000,000.00, then the Aggregate Purchase Price will be adjusted up, dollar for dollar, to reflect such excess. If the total value of the Company's tire inventory, net of reserves, and as determined in accordance with GAAP, as of the Closing Date, as set forth on the Closing Inventory Statement, is less than $7,000,000.00, then the Aggregate Purchase Price will be adjusted down, dollar for dollar, to reflect such shortfall.

                           (iv) If the Aggregate Purchase Price, as adjusted pursuant to clause (iii) above, is more than $11,300,000.00, then within 30 days after the later of (X) the date of delivery of the Closing Inventory Statement and (Y) the date on which any dispute referred to in clause (v) is resolved, Buyer shall pay in cash the difference between such Aggregate Purchase Price and $11,300,000.00 to Seller. If the Aggregate Purchase Price, as adjusted pursuant to clause
         (iii) above, is less than $11,300,000.00, then within 30 days after the later of (X) the date of delivery of the Closing Inventory Statement and (Y) the date on which any dispute referred to in clause (v) is resolved, the principal amount of the Note shall be reduced by the difference between such adjusted Aggregate Purchase Price and $11,300,000.00.

                           (v) Each of Seller and Buyer shall have the right to dispute any amounts shown on the Closing Inventory Statement by giving written notice to the other within 15 days after receipt of such statement, which notice shall specify in reasonable


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

         detail the nature and extent of such disagreement. If Seller and Buyer have not resolved the dispute within 15 days after delivery of notice of the dispute, the dispute shall promptly be submitted to another "big five" accounting firm (the "Independent Accountant") reasonably acceptable to Seller and Buyer. The Independent Accountant promptly shall commence its analysis of the Closing Inventory Statement and the facts and supporting documents from which the Closing Inventory Statement was derived and shall deliver a written report of its conclusions to Seller and Buyer as promptly as practicable, but in no event later than 30 days after the date the dispute was submitted to the Independent Accountant. The decision of the Independent Accountant shall be binding on the parties hereto. The cost of the Independent Accountant shall be shared equally by Seller and Buyer.

                                   ARTICLE III
                                     CLOSING

         3.1. Closing. The closing of the transactions contemplated herein (the "Closing") shall commence at 10:00 a.m. Pacific Time on the Closing Date at the offices of Gibson, Dunn & Crutcher, LLP, 333 South Grand Avenue, Los Angeles, CA 90071, unless the parties hereto otherwise mutually agree.

         3.2. Deliveries by Seller at the Closing. At the Closing, Seller shall issue and deliver to Buyer:

                  (a) certificates evidencing the Shares, duly endorsed for transfer to Buyer;

                  (b) a counterpart of a cross-receipt acknowledging receipt of $8,500,000.00 of the Aggregate Purchase Price;

                  (c) the certificate and other documents described in Section 10.2;

                  (d) the License Agreement;

                  (e) the Supply Agreement;

                  (f) this Agreement (unless previously executed and delivered); and

                  (g) the Joint Defense and Conflict Waiver Agreement.

         3.3. Deliveries by Buyer at the Closing. At the Closing, Buyer shall deliver to Seller:

                  (a) $8,500,000.00 in same day funds as provided in Section
2.2;

                  (b) a counterpart of a cross-receipt acknowledging receipt of the Shares;

                  (c) the certificate and other documents described in Section 10.3;

                  (d) the Guaranty;

                  (e) the License Agreement;

                  (f) the Supply Agreement;

                  (g) the Note;

                  (h) this Agreement (unless previously executed and delivered); and

                  (i) the Joint Defense and Conflict Waiver Agreement.

         3.4. Form of Documents and Instruments. All of the documents and instruments delivered at the Closing shall be in form and substance, and shall be executed and delivered in a manner, reasonably satisfactory to the parties' respective counsel.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES
                            OF SELLER AND The COMPANY

         Seller represents and warrants to Buyer, as of the date of this Agreement and as of the Closing, as follows:

         4.1. Corporate Organization of the Company. The Company is duly incorporated and is validly existing as a corporation in good standing under the laws of the State of California, and has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as it is now being conducted. The Company is duly licensed or qualified and in good standing as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of the business conducted by it requires it to be so licensed or qualified, except where the failure to be so licensed or qualified would not have a Material Adverse Effect on the Company.

         4.2. Capitalization of the Company.

                  (a) The authorized capital stock of the Company consists of 1,000,000 shares of Common Stock, of which 181,942 shares of Common Stock are issued and outstanding and constitute the Shares. The Shares have been duly authorized and validly issued and are fully paid, non-assessable and free of preemptive rights.

                  (b) The Company has not granted any outstanding options, warrants, rights or other securities convertible into or exchangeable or exercisable for shares of Common Stock or any other commitments or agreements providing for the issuance of additional shares, the sale of treasury shares, or for the repurchase or redemption of shares of the Company's capital stock. The Company is not a party to any agreement which obligates the Company to issue, purchase, redeem or otherwise acquire any of its capital stock.

         4.3. Subsidiaries. Except as disclosed on Schedule 4.3, the Company has no Subsidiaries.

         4.4. Title. Seller is the sole owner of record and beneficial owner of the Shares. The Shares are free and clear of all Liens. Seller has the full and unrestricted right, power and authority to sell and transfer such Shares to Buyer. Upon delivery of the Shares to Buyer and payment by Buyer to Seller of the consideration therefor, Buyer will acquire good and marketable title to and complete ownership of such Shares, free and clear of all Liens.

         4.5. Due Authorization. Seller has all requisite corporate power and authority to execute and deliver this Agreement and to perform all obligations to be performed by it hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and approved by the board of directors of Seller and no other corporate action on its part is necessary to authorize this Agreement and the consummation by Seller of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Seller, and constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity.

         4.6. No Conflict. Except as disclosed on Schedule 4.6, the execution and delivery of this Agreement by Seller and the consummation of the transactions contemplated hereby do not and will not: (a) violate any provision of, or result in the breach of any applicable law, rule or regulation of any Governmental Body, (b) contravene or conflict with the Certificate or Articles of Incorporation, Bylaws or other organizational documents, as applicable, of Seller or the Company, (c) violate any provision of, or result in the breach of any agreement, indenture or other instrument to which Seller or the Company is a party or by which Seller or the Company is bound, (d) violate any provision of, or result in the breach of, any Court Order applicable to Seller or the Company or (e) result in the creation of any Lien upon any of the properties or assets of the Company; in each case, except for any conflict, violation, breach or other event the occurrence or existence of which would not, individually or in the aggregate, be reasonably likely to result in a Material Adverse Effect on the Company or materially and adversely effect the ability of Seller to enter into and perform its obligations under this Agreement.

         4.7. Financial Statements. The unaudited financial statement of the Company dated December 30, 2000 attached hereto as Exhibit D (the "Company Financial Statement") (a) is correct and complete in all material respects and fairly presents the financial position of the Company as at the date thereof, and (b) has been prepared in conformity with GAAP applied on a basis consistent with prior periods.

         4.8. Material Contracts. Schedule 4.8 discloses all material contracts described in clauses (a) through and including (f) below to which the Company is a party ("Material Contracts"). True, correct and complete copies of such Material Contracts have been made available to Buyer.

                  (a) Purchase and supply agreements which obligate the Company to pay an amount in excess of $100,000.00 in any twelve-month period beginning after December 30, 2000;

                  (b) Each note, debenture, other evidence of indebtedness, guaranty, loan, credit or financing agreement or instrument or other contract for money borrowed, including any agreement or commitment for future loans, credit or financing entered into by the Company;

                  (c) Each lease, rental or occupancy agreement (other than operating store leases, rental or occupancy agreements), license, installment and conditional sale agreement, and other contract affecting the ownership of, leasing of, title to, use of, or any leasehold or other interest in, any real or personal property, in each case involving aggregate payments in excess of $100,000.00;

                  (d) Each material licensing agreement or other agreement with respect to patents, trademarks, copyrights, or other Intellectual Property of the Company;

                  (e) Each joint venture agreement, partnership agreement or limited liability company agreement; and

                  (f) Each agreement that commits the Company to make capital expenditures after the date hereof in an amount in excess of $100,000.00.

         4.9. Intellectual Property. Other than as set forth on Schedule 4.9, the Company and Seller do not hereby transfer to Buyer (and the parties acknowledge and agree that the Company does not own or retain after the Closing) any rights to any material patents, registered trademarks, service marks, trade names, domain names, registered copyrights or mask works, or applications for any of the foregoing (collectively, "Intellectual Property").

         4.10. Litigation and Proceedings. Except as disclosed on Schedule 4.10, there are no lawsuits, actions, claims or other proceedings at law or in equity before any court or Governmental Body pending or, to the knowledge of Seller, threatened against the Company that are reasonably likely to have a Material Adverse Effect on the Company.

         4.11. Employee Benefit Plans. Schedule 4.11 discloses all Benefit Plans of the Company. With respect to each such Benefit Plan, the Company has made available to Buyer copies of (i) all governing instruments and related agreements, including, a written description of any Benefit Plan not set forth in writing, (ii) the two most recently filed Federal Form 5500 series and accountant's opinion, if applicable, for each Employee Benefit Plan, (iii) the most recent IRS determination letter obtained with respect to each Benefit Plan intended to be qualified under Section 401(a) of the Code or exempt under
Section 501(a) of the Code and (iv) the most recently prepared financial statements of with respect to each Benefit Plan.

         4.12. Employee Matters. The Company is not party to any collective bargaining agreements. There is no labor organizing activity pending or, to the Company's knowledge, threatened with respect to the Company. Schedule 4.12 discloses all written employment or severance agreements to which the Company is a party with respect to any employee or former employee whose compensation or benefits during the year ended December 31, 2000 exceeded $100,000.00 and which may not be terminated at will, or by giving notice of 90 days or less, without cost or penalty. Except as set forth on Schedule 4.12, no employee of the Company has been granted the right to continued employment by the Company or to any material compensation following termination of employment with the Company. Except as set forth on

Schedule 4.12, the Company is not aware that any officer or key employee intends to terminate their employment with the Company. Seller has made available to Buyer true, correct and complete copies of each such agreement, as amended to date.

         4.13. Legal Compliance. Except with respect to (i) matters disclosed on
Schedule 4.13, and (ii) compliance with Environmental Laws (as to which certain representations and warranties are made pursuant to Section 4.14), the Company is in material compliance with all laws (including rules and regulations thereunder) of federal, state, local and foreign governments (and all agencies thereof) applicable thereto, except where such instances of noncompliance are not reasonably likely to have a Material Adverse Effect on the Company.

         4.14. Environmental Matters. Except as disclosed on Schedule 4.14, to the knowledge of Seller, (i) the Company is in compliance with all Environmental Laws, except where any such instance of non-compliance would not be reasonably likely to have a Material Adverse Effect on the Company and (ii) the Company has no liability under any Environmental Law which would have a Material Adverse Effect on the Company. Except as disclosed on Schedule 4.14, the Company has not received written notice of, and to the knowledge of Seller, is not the subject of, any actions, causes of action, claims, investigations, demands or notices by any Person alleging liability under or non-compliance with any Environmental Law which would, individually or in the aggregate have a Material Adverse Effect on the Company.

         4.15. Taxes. Except as set forth on Schedule 4.15:

                  (a) All material Tax Returns required to be filed by or on behalf of the Company have been duly and timely filed with the appropriate taxing authorities (after giving effect to any valid extensions of time in which to make such filings) and all amounts shown on such Tax Returns (including interest and penalties) as due from the Company have been fully and timely paid.

                  (b) The Company has complied in all material respects with all applicable Laws relating to the withholding of Taxes and has duly and timely withheld from employee salaries, wages and other compensation and have paid over to the appropriate taxing authorities all material amounts required to be so withheld and paid over for all periods under all applicable Laws.

                  (c) All material deficiencies asserted or assessments made as a result of any examinations by any taxing authority of Tax Returns of or covering the Company have been fully paid and there are no other audits or investigations relating to any Tax Returns by any taxing authority in progress, nor have Seller or the Company received any written notice from any taxing authority that it intends to conduct such an audit or investigation. No extensions or waivers of statutes of limitations with respect to the Company's Tax Returns has been given by or requested from the Company. No claim has been made by any taxing authority in any jurisdiction where the Company does not file Tax Returns that it is or may be subject to Tax by that jurisdiction.

                  (d) Seller is not a "foreign person" within the meaning of
Section 1445 of the Code.

                  (e) The Company joins in the filing of a federal Consolidated Return with Seller, and the Company has not been a member of an affiliated group of corporations filing Consolidated Returns for any taxable period, other than a group the common parent of which is Seller.

                  (f) There are no Liens for Taxes (other than for current taxes not yet due and payable) upon the assets of the Company.

         4.16. Licenses, Permits and Authorizations. Except as disclosed on
Schedule 4.16 and except for any non-compliance the existence of which would not, individually or in the aggregate, be reasonably likely to result in a Material Adverse Effect on the Company, to Seller's knowledge, the Company has not violated or infringed, and is not in violation or infringement of, any applicable material license, franchise and other permit of, or with, any Governmental Body, whether foreign, federal, state or local, which are held by the Company ("Governmental Permits").

         4.17. Insurance. Schedule 4.17 sets forth a true and complete list of all material insurance policies in force with respect to the Company. True, correct and complete copies of such insurance policies have been made available to Buyer.

         4.18. Brokers' Fees. No broker, finder, investment banker or other Person is entitled to any brokerage fee, finders' fee or other commission in connection with the transactions contemplated by this Agreement based upon arrangements made by Seller or any of its Affiliates, other than Houlihan Lokey Howard & Zukin, whose fees and expenses will be paid by Seller in accordance with Seller's agreement with such firm.

         4.19 Lease Abstract. To Seller's knowledge, the lease abstract dated as of May 3, 2001 and attached hereto as Exhibit E is true, complete and correct in all material respects.

                                    ARTICLE V
                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer represents and warrants to Seller, as of the date of this Agreement and as of the Closing, as follows:

         5.1. Corporate Organization. Buyer is duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Louisiana and has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as it is now being conducted. Buyer is duly licensed or qualified and in good standing as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of the business conducted by it requires it to be so licensed or qualified, except where the failure to be so licensed or qualified would not have a Material Adverse Effect on Buyer or would not affect the ability of Buyer to enter into this Agreement or consummate the transactions contemplated hereby.

         5.2. Due Authorization. Buyer has all requisite corporate power and authority to execute and deliver this Agreement and each other agreement or instrument to be executed by Buyer and delivered by Buyer at the Closing pursuant to Section 3.3 and to perform all obligations to be performed by it hereunder and thereunder. The execution and delivery of this Agreement, such other agreements and instruments and the consummation of the transactions contemplated hereby have been duly and validly authorized and approved by the board of directors of Buyer and no other corporate action on its part is necessary to authorize this Agreement, such other agreements and instruments or the consummation by Buyer of the transactions contemplated hereby. All corporate action on the part of Buyer, its officers, directors and stockholders necessary for the authorization, execution and delivery of, and the performance of all obligations of Buyer under, the Note has been taken or will be taken prior to Closing. This Agreement, the other documents and instruments delivered pursuant to Section 3.3 (including, but not limited to, the Note) have been duly and validly executed and delivered by Buyer and constitute legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity. The Guaranty has been duly and validly executed by Mr. Charles Bryant Kountz and constitutes the legal, valid and binding obligations of Mr. Kountz, enforceable against Mr. Kountz in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity.

         5.3. No Conflict. The execution and delivery of this Agreement and the Note by Buyer and the consummation of the transactions contemplated hereby and thereby do not and will not: (a) violate any provision of, or result in the breach of any applicable law, rule or regulation of any Governmental Body, (b) contravene or conflict with the organizational documents of Buyer, (c) violate any provision of, or result in the breach of any agreement, indenture or other instrument to which Buyer is a party or by which Buyer is bound, (d) violate any provision of, or result in the breach of any Court Order applicable to Buyer or
(e) result in the creation of any Lien upon any of the properties or assets of Buyer; except for any conflict, violation, breach or other event the occurrence or existence of which would not, individually or in the aggregate, be reasonably likely to result in a Material Adverse Effect on Buyer or materially and adversely effect the ability of Buyer to enter into and perform its obligations under this Agreement. The execution and delivery of the Guaranty by Mr. Kountz does not and will not: (i) violate any provision of, or result in the breach of any applicable law, rule or regulation of any Governmental Body, (ii) violate any provision of, or result in the breach of any agreement, indenture or other instrument to which Mr. Kountz is a party or by which Mr. Kountz is bound, (iii) violate any provision of, or result in the breach of any Court Order applicable to Mr. Kountz or (iv) result in the creation of any Lien upon any of the properties or assets of Mr. Kountz; except for any conflict, violation, breach or other event the occurrence or existence of which would not, individually or in the aggregate, be reasonably likely to result in a Material Adverse Effect on Mr. Kountz or materially and adversely effect the ability of Mr. Kountz to enter into and perform its obligations under the Guaranty.

         5.4. Litigation and Proceedings. There are no lawsuits, actions, claims or other proceedings at law or in equity or investigations, before or by any court or Governmental Body or before any arbitrator pending or, to the knowledge of Buyer, threatened against Buyer that are reasonably likely to have a Material Adverse Effect on Buyer or could reasonably be expected to adversely affect the ability of Buyer to enter into and perform its obligations under this

Agreement and the Note. There is no Court Order or any open injunction binding upon Buyer which is reasonably likely to result in a Material Adverse Effect on Buyer or could reasonably be expected to materially and adversely affect the ability of Buyer to enter into and perform its obligations under this Agreement and the Note.

         5.5. Financial Ability. Buyer and its Affiliates have the financial resources necessary to consummate the transactions contemplated by this Agreement and to perform their respective obligations under the Note and the Guaranty, including, without limitation, the ability to pay the Aggregate Purchase Price. Buyer possesses the financial resources and necessary expertise to enable it to maintain and develop the Business.

         5.6. Solvency. Immediately after giving effect to the transactions contemplated by this Agreement, Buyer and the Company will be able to pay their debts as they become due and will own property which has a fair saleable value greater than the amounts required to pay their respective debts (including a reasonable estimate of the amount of all contingent liabilities). Immediately after giving effect to the transactions contemplated by this Agreement, Buyer and the Company will have adequate capital to carry on their respective businesses. No transfer of property is being made and no obligation is being incurred in connection with the transactions contemplated by this Agreement with the intent to hinder, delay or defraud either present or future creditors of Buyer or the Company.

         5.7. Brokers' Fees. No broker, finder, investment banker or other Person is entitled to any brokerage fee, finder's fee or other commission in connection with the transactions contemplated by this Agreement based upon arrangements made by Buyer or any of its Affiliates.

         5.8. No Additional Representations; Disclaimer Regarding Estimates and Projections.

                  (a) Buyer acknowledges that none of Seller or the Company, their Affiliates or any other Person acting on behalf of Seller or the Company
(i) has made any representation or warranty, express or implied, including any implied representation or warranty as to the condition, merchantability, suitability or fitness for a particular purpose of any of the assets used in the Business or any Non-Core Store or held by the Company or (ii) has made any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding the Business or any Non-Core Store, Seller, the Company or any of their Affiliates, in each case except as expressly set forth in this Agreement or as and to the extent required by this Agreement to be disclosed on the Schedules hereto. Buyer further agrees that none of Seller or the Company, or any other Person acting on behalf of Seller or the Company, will have or be subject to any liability, except as specifically set forth in this Agreement, to Buyer or any other Person resulting from the distribution to Buyer, for Buyer's use, of any such information, including any information memorandum distributed by Houlihan Lokey Howard & Zukin, and any information, document, or material made available to Buyer in certain "data rooms," management presentations or any other form in expectation of the transactions contemplated by this Agreement.

                  (b) In connection with Buyer's investigation of the Company, Buyer has received certain projections, including projected statements of operating revenues and income from operations of the Business and the Company for the fiscal years ending December 31, 1999, December 31, 2000 and December 31, 2001 and certain business plan information for such fiscal year and succeeding fiscal years. Buyer acknowledges that there are uncertainties inherent in attempting to make such estimates, projections and other forecasts and plans, that Buyer is familiar with such uncertainties and that Buyer is taking full responsibility for making its own evaluation of the adequacy and accuracy of all estimates, projections and other forecasts and plans so furnished to it (including the reasonableness of the assumptions underlying such estimates, projections and forecasts). Accordingly, neither Seller nor the Company makes any representation or warranty with respect to such estimates, projections and other forecasts and plans (including the reasonableness of the assumptions underlying such estimates, projections and forecasts).

         5.9 No Knowledge of Misrepresentations or Omissions. Buyer has no actual knowledge that the representations and warranties of Seller contained in this Agreement and disclosed on the Schedules attached hereto are not true and correct in all material respects, and Buyer has no actual knowledge of any material errors in, or material omissions from, the Schedules to this Agreement.

         5.10 Investment Representations. Buyer is acquiring the Shares for investment solely for its own account and not with a view to, or for resale in connection with, any distribution thereof and is aware that Seller is relying upon the bona fide nature of the investment intent of Buyer as expressed herein. Buyer further understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and have not been qualified under applicable state securities laws and that any subsequent disposition thereof must be registered under the Securities Act and qualified under applicable state securities laws or be exempt from such registration or qualification. Buyer is aware that no market may exist for the resale of the Shares. Buyer has the ability to bear the economic risks of investment in the Shares including a complete loss of the investment.

         5.11 Qualification to Make Section 338(h)(10) Election. Buyer is qualified to make the Section 338(h)(10) Election.

                                   ARTICLE VI
                               COVENANTS OF SELLER

         6.1. Conduct of Business. From the date hereof through the Closing, Seller shall cause the Company to operate the Business in the ordinary course and substantially in accordance with past practice and will use its reasonable efforts not to take any action inconsistent with this Agreement. Without limiting the generality of the foregoing, unless consented to by Buyer in writing (which consent shall not be unreasonably withheld), the Company shall not:

                  (a) change or amend the Articles of Incorporation, Bylaws or other organizational documents of the Company except as otherwise required by law;

                  (b) sell, assign, transfer, convey, lease or otherwise dispose of any material assets or properties except in the ordinary course of business, provided, however, that (i) Seller may cause the Company to sell, transfer, convey, lease or dispose of all or substantially all of the accounts receivable and Intellectual Property of the Company to Seller to be applied against the Inter-Company Indebtedness (and Buyer hereby agrees, acknowledges and consents to the foregoing transfers and such application against the Inter-Company Indebtedness) and (ii) Seller may continue its normal cash management procedures until the Closing;

                  (c) (i) except as disclosed on Schedule 6.1(c), or otherwise required by law or consistent with past practices or existing agreements, take any action with respect to the grant of any severance or termination pay (other than pursuant to policies or agreements of the Company in effect on the date hereof) which will become due and payable on or after the Closing, (ii) make any change in the key management structure of the Company including, without limitation, the hiring of additional officers or the termination of existing officers, other than in the ordinary course of business, or (iii) except in the ordinary course of business, adopt, enter into or amend any employee benefit plan;

                  (d) acquire by merger or consolidation with, or merge or consolidate with, or purchase substantially all of the assets of, or otherwise acquire any material assets or the business of any corporation, partnership, association or other business organization or division thereof;

                  (e) make any material loans or advances to any Person, except for expenses incurred in the ordinary course of business;

                  (f) make any material income tax election;

                  (g) grant any increase in the compensation of employees of the Company, except for increases in the compensation of employees which do not in the aggregate exceed $100,000.00;

                  (h) enter into any commitment to make any capital expenditure in excess of $50,000.00; or

                  (i) enter into any agreement, or otherwise become obligated, to do any action prohibited hereunder.

         6.2. Inspection. Subject to confidentiality obligations and similar restrictions that may be applicable to information furnished to the Company by third parties that may be in the Company's possession from time to time, Seller shall cause the Company to allow Buyer and its accountants, counsel and other representatives reasonable access, during normal business hours, to all of the properties, books, contracts, commitments, tax returns and records of the Business and appropriate officers and employees of the Company, and shall furnish such representatives with all financial and operating data and other information concerning the affairs of the Company as they may reasonably request; provided, however, that nothing herein shall require the Company or its Affiliates to disclose any information to Buyer if such disclosure (a) would cause significant competitive harm to such disclosing party or its Affiliates if the transactions contemplated by this Agreement are not consummated or (b) would be in violation of applicable laws or regulations of any Governmental Body.

                                   ARTICLE VII
                               COVENANTS OF BUYER

         7.1. Governmental Authorities. Buyer shall exercise commercially reasonable efforts to prevent the entry of any Governmental Order which would prohibit, make unlawful or delay the consummation of the transactions contemplated by this Agreement, in any claim, action, suit, audit, assessment, arbitration or inquiry, or any proceeding or investigation by or before any Governmental Body, in each case brought by any Person.

         7.2. Indemnification and Insurance.

                  (a) From and after the Closing, Buyer agrees that it will cause the Company to, and the Company agrees that it will, continue to indemnify and hold harmless each present and former director and officer of the Company against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring on or prior to the Closing, whether asserted or claimed prior to, on or after the Closing, to the fullest extent that the Company would have been permitted under California law and its Articles of Incorporation, Bylaws or other organizational documents in effect on the date hereof to indemnify such person (including the advancing of expenses as incurred to the fullest extent permitted under applicable law); provided, however, that the person to whom such expenses are advanced must provide undertaking to the Company (as appropriate) to repay such advances if it is ultimately determined by a court of competent jurisdiction (which determination shall have become final) that such person is not entitled to indemnification.

                  (b) Buyer will not take, and will not fail to take, any action that could cause or result in the termination of any directors and officers liability insurance policy in effect as of the Closing Date providing coverage with respect to any individual who at any time served or serves as a director or officer of the Company prior to the stated maturity of such policy.

         7.3. Inspection. Subject to confidentiality obligations and similar restrictions that may be applicable to information furnished to the Company by third parties that may be in the Company's possession from time to time, from and after the Closing Date, Buyer shall provide, Buyer shall cause the Company to provide, and the Company hereby agrees to provide, Seller and its accountants, counsel and other representatives, reasonable access during normal business hours, to all of the properties, books, contracts, commitments, tax returns and records of the Business and the Non-Core Stores and appropriate officers and employees of the Company, and shall furnish Seller and such accountants, counsel and other representatives with all financial and operating data and other information concerning the pre-Closing operations of the Company and the Non-Core Stores as they may reasonably request.

                                  ARTICLE VIII
                                 JOINT COVENANTS

         8.1. Support of Transaction. Seller and Buyer shall each:

                  (a) use their respective reasonable best efforts to assemble, prepare and file any information (and, as needed, to amend and supplement such information) as may be reasonably necessary to obtain as promptly as practicable all governmental and regulatory consents required to be obtained in connection with the transactions contemplated hereby;

                  (b) use their respective reasonable best efforts to obtain all material consents and approvals of third parties (including customers) that any of Buyer, Seller or their respective Affiliates are required to obtain in order to consummate the transactions contemplated hereby and in the documents and instruments executed and delivered in connection with this Agreement;

                  (c) take such other action as may reasonably be necessary or as another party may reasonably request to satisfy the conditions of Article X or otherwise to comply with this Agreement; and

                  (d) provide the other party and such other party's employees, officers, accountants, lawyers, financial advisors and other representatives with access to its personnel, properties, business and records under all reasonable circumstances to the extent reasonably required for any legitimate business purpose.

         8.2. Further Assurances. From time to time, as and when requested by any party hereto and at such requesting party's expense, any other party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions as the requesting party may reasonably deem necessary or desirable to evidence and effectuate the transactions contemplated by this Agreement. Without limiting the foregoing, as and when requested by Seller, Buyer shall, and shall cause the Company to, and the Company hereby agrees to, assist Seller in the collection of the accounts receivable of the Company transferred to Seller on or before the Closing pursuant to Section 8.4.

         8.3 Company Benefit Plans. The parties understand and agree that the Company maintains certain Benefit Plans on behalf of its own employees and will continue to maintain such plans after the Closing, subject to the Company's or Buyer's right to cause the modification or termination of any such plan consistent with its terms and subject to compliance with applicable law.

         8.4 Transfers Against Inter-Company Indebtedness. Without limiting any of Seller's rights pursuant to Section 6.1(b) and in partial payment of the Inter-Company Indebtedness, the parties acknowledge and agree that on or prior to the Closing Date (i) the Company shall transfer, assign and convey any and all Intellectual Property rights of the Company to Seller that are not specifically set forth on Schedule 4.9 and (ii) the Company shall transfer, assign and convey any and all accounts receivable of the Company to Seller, in each case to be applied as partial payment against the Inter-Company Indebtedness. Each of Buyer and Charles Bryant Kountz, in his individual capacity, hereby covenants and agrees to execute and deliver any and all documents and instruments, and to take all such further actions, as Seller may from time to time request or as may be necessary to legally and validly accomplish such transfers under applicable law. Each of Buyer and Charles Bryant Kountz further agrees to cause any cash amounts remaining in any of the Company's bank accounts at the time of the Closing to be segregated and held in trust by the Company for the benefit of Seller and to be transferred as promptly as reasonably practicable (but in no event later than five days after the Closing Date) to Seller or to a bank account designated by Seller.

         8.5 Non-Core Stores. Buyer and the Company hereby agree that Seller and its authorized representatives shall have the exclusive right to assume and control any and all negotiations and transactions for the sale, lease, sub-lease, transfer, conveyance, pre-payment or termination of any lease on any Non-Core Store. In addition to their respective obligations under Section 8.2 above, Buyer and the Company hereby agree to execute and deliver, or cause to be executed and delivered, all such documents and instruments (including, without limitation, powers of attorney) and to take, or cause to be taken, all such further or other actions (including, without limitation, obtaining any requisite board of director or shareholder or landlord consents or approvals) as may be necessary or desirable to consummate or expedite the negotiation or consummation of any of the transactions contemplated by the foregoing sentence. Buyer and the Seller further covenant and agree not to take any action that could delay, jeopardize or compromise Seller's and its authorized representatives' ability to negotiate and consummate the transactions contemplated by this Section 8.5. The Company shall, and Buyer shall cause the Company to, comply in all respects with the terms and conditions of the leases on the Non-Core Stores and the Company shall not negotiate, enter into or commit to enter into any amendment, modification or extension of any lease on any Non-Core Store except to the extent any such negotiations, agreements or commitments are related to transactions arranged by Seller or its authorized representatives as contemplated by this Section 8.5. The Company shall, and Buyer shall cause the Company to, maintain insurance policies in amounts and with the types of coverage required under each lease on any Non-Core Store where such insurance coverage is required by the terms of any such lease.

                                   ARTICLE IX
                                   TAX MATTERS

         9.1. Tax Returns and Payments.

                  (a) Seller shall be responsible for the preparation and filing of (i) all Consolidated Returns required to be filed with respect to the Company prior to the Closing Date, (ii) all Consolidated Returns that include the Company with respect to Pre-Closing Periods and Straddle Periods and all other tax returns for Pre-Closing Periods. Seller shall be responsible for the payment of all Taxes shown to be due on such returns for all Pre-Closing Periods. In the case of payments with respect to Straddle Periods, the portions of such Tax related to the Pre-Closing Period shall be the amount payable as if the Straddle Period ended as of the close of business on the Closing Date; the balance of payments will be related to the Post-Closing Period. Any refunds related to Pre-Closing Periods shall belong to Seller and, if received by Buyer or the Company after Closing, shall be held in trust for Seller and promptly remitted to Seller, but in no event later than two business days after receipt.

                  (b) Buyer and the Company shall be responsible for the preparation and filing of all other Tax Returns with respect to the Company, and for the payment of all Taxes with respect to such returns.

                  (c) To the extent permitted by law, Seller and Buyer shall use their best efforts to cause any Taxable period to close on the Closing Date.

                  (d) Seller and Buyer shall cooperate in good faith in (i) preparing and filing all Tax Returns, (ii) maintaining and making available to each other all records necessary in connection with Taxes and (iii) resolving all disputes and audits with respect to Taxes. Buyer and Seller recognize that each may need access, from time to time after the Closing Date, to certain accounting and tax records and information held by the other, including all computerized books and records and any such information stored on any other form of media ("Tax Records"). Therefore, Buyer, Seller and the Company agree (x) to retain and maintain Tax Records relating to the Company for a period of 10 years after the Closing Date, (y) to allow each other and their agents and representatives, at times and dates mutually acceptable to the applicable parties, to inspect, review and make copies of such Tax Records and to make available the appropriate personnel with knowledge of such Tax Records to help answer questions, such activities to be conducted during normal business hours and with the requesting party paying out of pocket expenses only and (z) to offer the other parties such records before destroying such records. The Company and its personnel shall provide information to Seller necessary for preparation of all Tax Returns required to be prepared or filed by Seller, in a manner consistent with prior practice.

                  (e) Buyer shall pay any stock transfer taxes due as a result of the sale of the Shares.

                  (f) Seller shall cause the provisions of any Tax sharing agreement to which the Company is a party to be terminated on or before the Closing Date.

                  (g) Seller shall have the sole and exclusive authority to file amended Consolidated Returns for any Pre-Closing Periods and Straddle Periods and to control any Tax audits, disputes, administrative or judicial proceedings or settlements with respect to such Consolidated Returns. Any refunds with respect to such Tax Returns shall be the property of Seller. Buyer and the Company shall have the sole and exclusive authority to file any other amended Tax Returns and to control any other Tax audits, disputes, administrative or judicial proceedings or settlements with respect to the Company.

                  (h) Unless (i) required by applicable law or (ii) with Buyer's consent (which consent shall not be unreasonably withheld) Seller shall not file an amended Tax Return or enter into a settlement that will materially increase the Taxes payable by the Company in Post-Closing Periods. Unless (x) required by applicable law or (y) with Seller's consent (which consent shall not be unreasonably withheld) Buyer or Company shall not file an amended Tax Return or enter into a settlement that will materially increase any Taxes payable by Seller.

                  (i) All Tax Returns and elections relating to the Company shall be prepared and filed in a manner consistent with prior practice unless a change in law or regulations requires otherwise.

         9.2. Section 338(h)(10) Election.

                  (a) Buyer and Seller shall make an election under Section 338(h)(10) of the Code and the Treasury Regulations promulgated thereunder and any corresponding or similar elections under state, local or foreign tax law (collectively, the "Section 338(h)(10) Election") with respect to the purchase and sale of the Shares hereunder. Buyer and Seller shall cooperate and file all Tax Returns and statements, forms and schedules in connection therewith in a manner consistent with the Section 338(h)(10) Election and shall take no position contrary thereto unless required to do so by applicable Tax laws.

                  (b) As soon as practicable after the Closing Date, Buyer shall deliver to Seller Buyer's proposed calculation of the allocation of the Aggregate Purchase Price among the assets of the Company in accordance with the principles of the Treasury Regulations under Section 338 of the Code. Seller shall have the right to review and approve (which approval shall not be unreasonably withheld) such allocation for 60 days following receipt thereof. Seller and Buyer shall attempt in good faith mutually to resolve any disagreements regarding such allocation.

                  (c) Any assets distributed to Seller by the Company as a part of this stock sale shall be treated as made as part of the deemed liquidation provided for in Treasury Regulation 1.338(h)(10)-1(T).

                  (d) To the extent permitted by state or local tax Laws, the principles and procedures of this Section 9.2 shall also apply with respect to a
Section 338(h)(10) Election or equivalent or comparable provision under state or local law, including an election under Section 338(g) of the Code or equivalent or comparable provision under state or local Law. Seller and Buyer shall make or cause to be made any election similar to a Section 338(h)(10) Election that is optional under any state or local law so as to treat the sale of the Shares contemplated herein as a sale of assets for state and local income Tax purposes.

                                    ARTICLE X
            CONDITIONS TO OBLIGATION OF PARTIES TO CONSUMMATE CLOSING

         10.1. Conditions to Each Party's Obligations. The respective obligations of each party to consummate the transactions contemplated hereby on the Closing Date are subject to the satisfaction or written waiver of each of the following conditions on or prior to the Closing Date:

                  (a) License Agreement. Buyer and the Company shall have entered into the License Agreement.

                  (b) Supply Agreement. Buyer and the Company shall have entered into the Supply Agreement.

                  (c) No Governmental or Other Proceedings or Litigation. There shall be no injunction or Court Order restraining consummation of the transactions contemplated hereunder and there shall be no pending or threatened action or proceeding by or before a court or Governmental Body brought by or on behalf of any Governmental Body seeking to restrain or invalidate all or any portion of the transactions contemplated hereunder, and there shall not have been adopted any law or regulation making all or any portion of the transactions contemplated hereunder illegal.

                  (d) Joint Defense and Conflict Waiver Agreement. Buyer and Seller shall have entered into the Joint Defense and Conflict Waiver Agreement.

         10.2. Conditions to Buyer's Obligations. The obligation of Buyer to consummate the transactions contemplated hereby on the Closing Date is subject to the satisfaction or written waiver of each of the following conditions on or prior to the Closing Date:

                  (a) Covenants, Representations and Warranties. Seller shall have performed in all material respects all agreements and complied in all material respects with all covenants contained in this Agreement to be performed and complied with by it prior to or on the Closing Date. The representations and warranties of Seller set forth in this Agreement shall be accurate in all material respects, on and as of the Closing Date, with the same force and effect as though made on and as of the Closing Date except for any changes resulting from activities or transactions which may have taken place after the date hereof and which are permitted or contemplated by the Agreement or which have been entered into in the ordinary course of business and except to the extent that such representations and warranties are expressly made as of another specified date and, as to such representations, the same shall be true as of such specified date.

                  (b) Officer's Certificates. Buyer shall have received an officer's certificate, executed by an officer of Seller, dated as of the Closing Date, evidencing compliance with each of the conditions set forth in this
Article X within Seller's control.

                  (c) Form of Documents and Instruments. Buyer, Seller and the Company shall have agreed upon the form and substance of the Note, the Supply Agreement, the License Agreement and the Joint Defense and Conflict Waiver Agreement.

                  (d) Cancellation of Inter-Company Indebtedness. The Inter-Company Indebtedness shall be deemed to have been satisfied as of the Closing.

         10.3. Conditions to Seller's Obligations. The obligation of Seller to consummate the transactions contemplated hereby on the Closing Date is subject to the satisfaction or written waiver of each of the following conditions on or prior to the Closing Date:

                  (a) Covenants, Representations and Warranties. Buyer shall have performed in all material respects all agreements and complied in all material respects with all covenants contained in this Agreement to be performed and complied with by it on or prior to the Closing Date. The representations and warranties of Buyer set forth in this Agreement shall be accurate in all material respects, on and as of the Closing Date, with the same force and effect as though made on and as of the Closing Date except for any changes resulting from activities or transactions which may have taken place after the date hereof and which are permitted or contemplated by this Agreement or which have been entered into in the ordinary course of business and except to the extent that such representations and warranties are expressly made as of another specified date and, as to such representations, the same shall be true as of such specified date.

                  (b) Officer's Certificate. Seller shall have received an officer's certificate executed by an officer of Buyer, dated as of the Closing Date, evidencing compliance with each of the conditions set forth in this
Article X within Buyer's control.

                  (c) Debt Holder Consents. Seller shall have obtained any required consents to the transactions contemplated by this Agreement, the License Agreement and the Supply Agreement from the holders of its indebtedness.

                  (d) Note. Seller shall have received the Note executed by Buyer.

                  (e) Guaranty. Seller shall have received the Guaranty executed by Charles Bryant Kountz.

                  (f) Board Approval. The board of directors of Seller shall have approved this Agreement, each agreement attached as an Exhibit hereto and the transactions consummated hereby and thereby.

                                   ARTICLE XI
                                 INDEMNIFICATION

         11.1. Indemnification.

                  (a) Breaches of Representations, Warranties, etc. by Seller. Seller shall indemnify and hold harmless Buyer and its Affiliates, directors, officers, advisors, agents and employees to the fullest extent lawful, from and against any and all demands, losses, damages, penalties, claims, liabilities, obligations, actions, causes of action and reasonable expenses (including without limitation, costs of investigating, preparing or defending any such claim or action and reasonable legal fees and expenses) (collectively, "Losses"), arising by reason of, or resulting from, any breach of any warranty, representation, covenant or agreement of Seller contained in this Agreement or in any certificate delivered pursuant thereto. To the extent that any claim for damages is made under Section 4.15, the claim shall be reduced by the present value of any future benefit to Buyer.

                  (b) Breaches of Representations, Warranties, etc. by Buyer. Buyer shall indemnify and hold harmless Seller and its Affiliates, directors, officers, advisors, agents and employees to the fullest extent lawful, from and against any and all Losses arising by reason of or resulting from, any breach of any warranty, representation, covenant or agreement of Buyer contained in this Agreement or in any certificate delivered pursuant thereto.

                  (c) Indemnified Litigation. Seller shall indemnify, defend and hold the Company harmless with respect to any Losses incurred or suffered as a result of (i) the Theodore Collins, et al. v. Winston Tire Company case filed in California Superior Court, Orange County, No. 00CC15245, on December 20, 2000, and removed on February 16, 2001 to United States District Court for the Central District of California, Southern Division, No. SACV 01-216 AHS (EEx) (the "Collins Claim") and (ii) the Thomas Pina, et al. v. Winston Tire Company case, filed in California Superior Court, Los Angeles County, No. BC 28753 on April 24, 2000 (the "Pina Claim"). In addition, Seller and Buyer each shall pay, or cause to be paid, 50% of all costs of defending (including reasonable attorneys' fee) plus 50% of the total amount of any Losses incurred or suffered to be incurred as a result of the Jesse Solis v. Winston Tire Company, et al. case, filed in California Superior Court, Fresno County, No. 599525-3 (the "Solis Claim," and, together with the Collins Claim and the Pina Claim, the "Indemnified Litigation"); provided, however, that Buyer shall not be required to pay more than an aggregate of $75,000.00 of the combined costs of defending and any Losses incurred or suffered to be incurred in connection with the Solis Claim. Seller shall have the right to assume and conduct the defense of the Collins Claim and the Pina Claim and Buyer shall have the right to assume and conduct the defense of the Solis Claim. Seller may settle the Collins Claim or the Pina Claim without the consent of Buyer or the Company to the extent that such settlement involves solely monetary payments or actions that do not impose any conditions or obligations on Buyer or the Company. Buyer shall conduct the defense of the Solis Claim in a commercially reasonable manner. Buyer and the Company shall not be authorized to settle the Solis Claim without the consent of Seller (which consent shall not be unreasonably withheld). Buyer and the Company shall cooperate, and shall use their respective best efforts to cause their employees, representatives and other Persons within their control to cooperate, in all respects with Seller in litigating or settling the Indemnified Litigation and each of Buyer and the Company agrees to implement, or cause to be implemented, any changes or modifications in the Company's business policies, procedures or practices required in connection with any settlement or Court Order relating to the Indemnified Litigation.

         (d) Indemnified Lease Liabilities.

                           (i) Seller shall indemnify the Company for any Lease Liabilities relating to the Non-Core Stores and Buyer and the Company shall indemnify Seller for any Lease Surplus relating to the Non-Core Stores, in each case in accordance with the terms and subject to the conditions set forth in this Section 11.1(d).

                           (ii) The aggregate amount of Lease Liabilities or Lease Surplus, as the case may be, shall be calculated by the Company on a monthly basis and a written report (the "Monthly Report") of such calculation (showing in reasonable detail the calculations used to derive the result) will be provided to Seller within five business days after the end of each calendar month during which Buyer, the Company or their respective Affiliates has any obligations under any lease on any Non-Core Store. The Monthly Report will be certified by a duly elected and authorized officer of Buyer as being true, complete and correct in all material respects.

                           (iii) Within ten business days after the end of each calendar month, Seller shall pay to Buyer or its designee the full amount of any Lease Liabilities for the preceding calendar month and Buyer shall pay to Seller or its designee the full amount of any Lease Surplus for the preceding calendar month, as the case may be.

                           (iv) Seller and its authorized representatives shall have the right to audit and inspect the books and records of the Company (including, without limitation, financial records, bank reports and statements) and Buyer and the Company agree to provide Seller and its authorized representatives access during normal business hours to their respective books, records contracts, tax returns and tax records and to any officers, employees and other Persons controlled by Buyer or the Company for the purpose of verifying any information set forth in any Monthly Statement and any other purpose reasonably related to determining the amount of Lease Liabilities or Lease Surplus for any period (collectively, the "Inspection Rights"). Buyer and the Company agree to execute and deliver any documents and instruments and to take such further actions as Seller may request in order to permit Seller and its authorized representatives to fully exercise the foregoing Inspection Rights.

                           (v) The parties acknowledge and agree that the mutual indemnification obligations provided in this Section 11.1(d) shall automatically terminate and be of no further force and effect (A) if the Company materially breaches any lease on any Non-Core Store or if any of Buyer, the Company or Charles Bryant Kountz breaches any material obligation owed to Seller hereunder or (B) immediately upon any Change in Control.

                           (vi) Any disputes regarding the Monthly Reports shall be resolved in accordance with the dispute resolution proceedings set forth in Section 12.13.

         11.2. Indemnification Threshold, Limit and Time Limitations.

                  (a) The indemnification obligations of Seller set forth in
Section 11.1 (other than those indemnification obligations set forth in Section 11.1(d)) will be triggered only if the aggregate amount of Losses indemnifiable pursuant to this Agreement exceeds, in the aggregate, $200,000.00, in which case Seller shall be liable for all Losses in excess of the first $200,000.00 of Losses. The total amount of all Losses indemnifiable by Seller pursuant to this Agreement shall not exceed, in the aggregate, $1,000,000.00; provided, however, that in the event Buyer or the Company breaches any of their respective obligations pursuant to Section 11.1(c), in addition to any other remedies for such breach that Seller may have, the $1,000,000.00 aggregate dollar limitation provided for in this sentence automatically and without any further action of any party shall be reduced to $500,000.00.

                  (b) The indemnification obligations set forth in Section 11.1 shall survive the Closing for a period of two years following the Closing Date; provided, however, that the representations in Section 4.15 shall survive the Closing for a period equal to the statute of limitations applicable thereto.

         11.3. Losses. The amount of any Losses shall be calculated (a) net of any reserves, liability accruals or other provisions for such Losses on the Company's balance sheet, (b) net of any insurance proceeds paid or payable with respect thereto and (c) after the effect of any tax benefits realizable in connection therewith.

         11.4. Defense of Claims. If a claim for Losses (a "Claim") is to be made by an indemnified party, such indemnified party shall give written notice (a "Claim Notice") to the indemnifying party as soon as practicable after such indemnified party becomes aware of any fact, condition or event which may give rise to Losses for which indemnification may be sought under this Article XI. If any lawsuit or enforcement action is filed against any indemnified party with respect to a matter subject to indemnity hereunder, a Claim Notice shall be given to the indemnifying party as promptly as practicable (and in any event within 15 calendar days after the service of the citation or summons). The failure of any indemnified party to give timely notice hereunder shall not affect rights to indemnification hereunder, except to the extent that the indemnifying party demonstrates actual damage caused by such failure. After receipt of a Claim Notice, then the indemnifying party shall be entitled, if it so elects, (a) to take control of the defense and investigation of such lawsuit or action, (b) to employ and engage attorneys of its own choice to handle and defend the same, at the indemnifying party's cost, risk and expense and (c) to compromise or settle such claim, which compromise or settlement shall be made only with the written consent of the indemnified party (which consent shall not be unreasonably withheld). The indemnified party shall cooperate in all reasonable respects with the indemnifying party and such attorneys in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom; and the indemnified party may, at its own cost, participate in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom. The parties shall also cooperate with each other in any notifications to insurers. If the indemnifying party fails to assume the defense of such claim within 15 calendar days after receipt of the Claim Notice, the indemnified party against which such claim has been asserted will (upon delivering notice to such effect to the indemnifying party) have the right to undertake the defense, compromise or settlement of such claim and the indemnifying party shall have the right to participate therein at its own cost; provided, however, that such claim shall not be compromised or settled without the written consent of the indemnifying party (which consent shall not be unreasonably withheld). In the event the indemnified party assumes the defense of the claim, the indemnified party will keep the indemnifying party reasonably informed of the progress of any such defense, compromise or settlement. Notwithstanding the foregoing, the indemnifying party shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for any and all indemnified parties (which firm shall be designated in writing by such indemnified party or parties) in connection with any one such action or proceeding arising out of the same general allegations or circumstances.

         11.5. Exclusive Remedy. From and after the Closing, the parties' rights to indemnification pursuant to this Article XI shall be the sole and exclusive remedy available to the parties with respect to any matter arising under or in connection with this Agreement or the transactions contemplated hereby; provided, however, that such exclusive remedy limitation shall not apply to breaches or alleged breaches of the License or the Supply Agreement.

         11.6. Limitation on Recourse. No party shall be liable to any other party hereto for any punitive or consequential incidental damages (including loss of revenue or income, business interruption, cost of capital or loss of business reputation or opportunity) relating to any claim under this Agreement. No claim for the recovery of Losses based upon breach of any representation, warranty, covenant or agreement may be asserted by any indemnified party against any indemnifying party if the indemnified party had knowledge of such breach on or before the Closing Date.

         11.7. Multiple Breaches from Same Facts. For the avoidance of doubt, it is agreed that if there is a breach of more than one representation or warranty on account of the same facts or circumstances, such breach shall give rise to full single indemnification but shall not give rise to indemnification more than once on account thereof.

         11.8 Access to Information. From and after the Closing, Buyer and the Company will give Seller and its authorized representatives reasonable access during normal business hours to all employees, stores, offices, warehouses and other facilities, to all books and records and all personnel files of current or former employees of the Company as Seller may reasonably require to defend against, and will cause its officers to furnish Seller with such financial and operating data and other information with respect to the business and properties of the Company as Seller may from time to time reasonably request in connection with, the Indemnified Litigation. Furthermore, Buyer will cause its attorneys, consultants and advisers to provide any information required by Seller in connection with the Indemnified Litigation. The Company shall furnish to Seller within one business day following receipt thereof any notices, complaints, briefs, replies or other documents to the Indemnified Litigation.

                                   ARTICLE XII
                                  MISCELLANEOUS

         12.1. Termination.

                  (a) This Agreement shall terminate on the earliest to occur of any of the following events:

                           (i) the mutual written agreement of Buyer and Seller;

                           (ii) by written notice of Buyer if Goodyear Tire & Rubber Company, through no fault of Buyer, fails to provide the $8,250,000.00 in cash consideration to be delivered by Buyer as a portion of the Aggregate Purchase Price to be delivered by Buyer to Seller at the Closing;

                           (iii) by written notice of Buyer to Seller if the Closing shall not have occurred, through no fault of Buyer, prior to the close of business on May 15, 2001;

                           (iv) by written notice of Buyer to Seller, if Seller shall have materially breached any of its representations, warranties or agreements contained in this Agreement and Seller shall have failed to cure such breach within 10 days following written notification thereof by Buyer; or

                           (v) by written notice of Seller to Buyer, if (A) Buyer shall have materially breached any of its representations, warranties or agreements contained in this Agreement and Buyer shall have failed to cure such breach within 10 days following notification thereof by Seller or (B) if the Closing shall not have occurred, through no fault of Seller, prior to the close of business on May 15, 2001.

Notwithstanding the foregoing, with respect to the termination rights set forth in the foregoing clause (iv) and clause (v), the parties expressly acknowledge and agree that if Seller or Buyer, as the case may be, fails to consummate the transactions contemplated hereby after satisfaction or valid waiver of all conditions to such party's obligations, the party failing to consummate such transaction shall not be entitled to any right to cure any such breach.

                  (b) In the event of termination of this Agreement:

                           (i) if requested, each party will promptly redeliver all confidential information of any other party relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof to the party furnishing the same.

                           (ii) except for Section 12.6, Section 12.8, Section
         12.9 and Section 12.13 and Seller's right to retain the Deposit in the event that Seller terminates this Agreement pursuant to Section 12.1(a)(v) as referenced in Section 2.2, this Agreement shall become void and of no further force and effect and no party hereto shall have any liability or further obligation to any other party relating to the transactions contemplated hereby; provided, however, that no such termination shall relieve any party from liability for a prior breach of this Agreement.

                           (iii) pursuant to Section 12.1(a)(ii), Buyer and Seller shall promptly provide joint written notice to the escrow agent holding the Deposit to release the Deposit to a bank account designated by Buyer as promptly as reasonably practicable.

         12.2 Non-Compete. For a period of two years from the Closing Date, Seller agrees not to own, manage, operate, or control any entity physically located in the State of California that competes against the Company in the retail tire industry in the State of California; provided, however, that, notwithstanding the foregoing, Seller shall be entitled to continue to operate its Economy Import Shops stores in the State of California, even if such stores compete against the Company in the retail tire industry in the State of California.

         12.3. Modifications, Waiver of Rights. Any amendment, change or modification of this Agreement shall be void unless in writing and signed by Buyer and Seller. No failure or delay by any party hereto in exercising any right, power or privilege hereunder (and no course of dealing between or among any of the parties) shall operate as a waiver of any such right, power or privilege. No waiver of any default on any one occasion shall constitute a waiver of any subsequent or other default. No single or partial exercise of any such right, power or privilege shall preclude the further or full exercise thereof.

         12.4. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given or made upon receipt when personally delivered, delivered by courier service, by cable, by telecopy, by telegram, by telex or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties hereto as follows:

                  Buyer:

                  Performance Management Inc.
                  P.O. Box 80429
                  Lafayette, Louisiana  70598-0429
                  Attention:  Charles Bryant Kountz
                  Tel No.: (318) 232-9600


                  with a copy to:

                  Fleming & Allen, LLP
                  2592 N. Santiago Blvd.
                  Suite C
                  Orange, California  92867
                  Attention:  J. Wayne Allen
                  Tel No.: (714) 283-4180
                  Fax No.: (714) 283-4138

                  Seller:

                  Heafner Tire Group, Inc.
                  2105 Water Ridge Parkway, Suite 500
                  Charlotte, NC 28217-4562
                  Attention:  J. Michael Gaither
                              Executive Vice President and General Counsel
                  Tel No.: (704) 423-8989

                  with a copy to:

                  Covington & Burling
                  1330 Avenue of the Americas
                  New York, New York  10019
                  Attention:  Scott F. Smith, Esq.
                  Tel No.: (212) 841-1056
                  Fax No.: (212) 841-1010

or to such other address as to any party hereto as such party shall designate by like notice to the other parties hereto. Any such communication shall bear the date on which it is delivered or deposited in the mail. The address and facsimile information provided for above may be changed by giving notice in the manner provided by this Section 12.4.

         12.5. Counterparts. This Agreement may be executed by facsimile signature and in several counterparts, each of which shall be deemed an original but all of which counterparts collectively shall constitute one instrument.

         12.6. Expenses. Each of the parties hereto will bear all costs, charges and expenses incurred by such party in connection with this Agreement and the consummation of the transactions contemplated herein, including attorneys' fees incurred in connection with the negotiation and preparation of this Agreement.

         12.7. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of Buyer and Seller and their respective representatives, successors and permitted assigns, in accordance with the terms hereof. This Agreement shall not be assignable by any party without the prior written consent of the other parties hereto.

         12.8. Entire Agreement. This Agreement and the other agreements referred to herein and the Confidentiality Agreement constitute the entire agreement between the parties hereto with respect to their respective subject matter and supersede all prior or contemporaneous agreements, representations, warranties, statements, promises, information, arrangements and understandings, whether oral or written, express or implied, with respect to such subject matter. Without limiting the foregoing, this Agreement shall supersede the Agreement in Principle dated as of April 10, 2001, which Agreement shall be terminated as of the date hereof and be of no further force and effect.

         12.9. Governing Law. This Agreement and its validity, construction, enforcement and interpretation shall be governed by and construed in accordance with the substantive laws of the

State of California without giving effect to any choice or conflict of law provision or rule (whether of the State of California or any other jurisdiction).

         12.10. Severability. If any provision of this Agreement is deemed or held to be illegal, invalid or unenforceable, this Agreement shall be considered divisible and inoperative as to such provision solely to the extent it is deemed to be illegal, invalid or unenforceable, and in all other respects this Agreement shall remain in full force and effect; provided, however, that if any provision of this Agreement is deemed or held to be illegal, invalid or unenforceable, a provision that is legal, valid and enforceable and is as similar as possible to such illegal, invalid or unenforceable provision shall be deemed added hereto automatically. Further, should any provision contained in this Agreement ever be reformed or rewritten by any judicial body of competent jurisdiction, such provision as so reformed or rewritten shall be binding upon all parties hereto.

         12.11. Obligation of the Parties. This Agreement represents an obligation only of the signatory parties. The representations, warranties, covenants and agreements included in this Agreement shall be obligations of such entities only, shall be satisfied only from the assets of such entity, and shall not be satisfied from the assets of the shareholders or Affiliates of the signatory parties.

         12.12. Headings. Headings of the Articles and Sections of this Agreement, the Table of Contents, the Lists of Exhibits and Schedules and the index of defined terms are for convenience of the parties only, and shall be given no substantive or interpretive effect.

         12.13. Dispute Resolution, Consent to Jurisdiction. EACH OF THE PARTIES TO THIS AGREEMENT AGREES TO BE BOUND BY THE PROVISIONS SET FORTH IN ANNEX A TO THIS AGREEMENT. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE MIDDLE DISTRICT OF NORTH CAROLINA SITTING IN CHARLOTTE FOR PURPOSES OF ALL LEGAL PROCEEDINGS WHICH ARE NOT GOVERNED BY ANNEX A AND WHICH ARISE OUT OF OR RELATE TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND EACH OF THE PARTIES HERETO AGREES NOT TO COMMENCE ANY LEGAL PROCEEDING RELATED THERETO EXCEPT IN SUCH COURT. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         12.14. Disclosure Generally. If and to the extent any information required to be furnished in any Schedule is contained in this Agreement or disclosed on any Schedule attached hereto, such information shall be deemed to be included in all Schedules in which the information is required to be included to the extent such disclosure is reasonably apparent on its face. The inclusion of any information in any provision of this Agreement or any instrument or document executed by Seller or the Company in connection with this Agreement or in any Schedule attached hereto shall not be deemed to be an admission or acknowledgment by Seller or the Company, in and of itself, that such information is required by the terms hereof to be disclosed or is material to or outside the ordinary course of the business of the Company.

         12.15. Specific Performance. The parties hereto acknowledge and agree that irreparable damage that could not be adequately compensated for by monetary damages alone would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity, without the necessity of demonstrating the inadequacy of monetary damages.

         12.16. No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns, and nothing herein, whether express or implied, is intended to or shall confer upon any other person, any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed as of the date first above written.

                                       BUYER
                                       -----

                                       PERFORMANCE MANAGEMENT INC.,
                                         a Louisiana corporation



                                       By:    /s/ Charles Bryant Kountz
                                              ----------------------------------
                                       Name:  Charles Bryant Kountz
                                              ----------------------------------
                                       Title: Secretary Treasurer
                                              ----------------------------------


                                       SELLER
                                       ------

                                       HEAFNER TIRE GROUP, INC.,
                                         a Delaware corporation



                                       By:    /s/ J. Michael Gaither
                                              ----------------------------------
                                       Name:  J. Michael Gaither
                                              ----------------------------------
                                       Title: Executive Vice President
                                              ----------------------------------


                                       COMPANY
                                       -------

                                       WINSTON TIRE COMPANY,
                                         a California corporation



                                       By:    /s/ J. Michael Gaither
                                              ----------------------------------
                                       Name:  J. Michael Gaither
                                              ----------------------------------
                                       Title: Vice President
                                              ----------------------------------


                                       /s/ Charles Bryant Kountz
                                       -----------------------------------------

                                     ANNEX A
                           TO STOCK PURCHASE AGREEMENT

                          DISPUTE RESOLUTION PROCEDURE

         1. Scope of Arbitration. The parties to the Stock Purchase Agreement dated as of May 4, 2001 by and among Performance Management Inc., a Louisiana corporation, Heafner Tire Group, Inc., a Delaware corporation and the sole shareholder of Winston Tire Company, a California corporation, the Company and Charles Bryant Kountz will submit to final and binding arbitration as the sole and exclusive remedy for all claims for damages arising out of, involving, or relating to (a) the Stock Purchase Agreement, (b) the documents and instruments executed and delivered in connection with the Stock Purchase Agreement and (c) the events giving rise to the Stock Purchase Agreement, including any and all non-contractual claims for damages related to the Stock Purchase Agreement or the events giving rise to it (including claims for fraudulent inducement of contract). Notwithstanding the foregoing, the dispute resolution procedure set forth in this Annex A does not apply to claims for injunctive or other equitable relief pursuant to the express terms of the Stock Purchase Agreement or any other agreement entered into in connection with the Stock Purchase Agreement.

         2. Notice of Dispute. Any party shall give the other parties written notice of the existence and nature of any dispute proposed to be arbitrated pursuant to this Annex A (the "Written Notice"). Such Written Notice must be served on the other parties as described below. The party serving Written Notice shall be referred to as the "Claiming Party." The party to whom the claims are directed shall be referred to as the "Responding Party."

         3. Appointment of Arbitrators. Each party shall appoint one person to serve as an arbitrator within seven days of receipt of the Written Notice. The two arbitrators thus appointed shall within seven days of their appointment together select a third arbitrator with such knowledge and expertise as necessary to serve as chairman of the panel of arbitrators, and this person shall serve as chairman. The three arbitrators shall determine all matters, including, but not limited to, the panel's final decision with respect to the claims presented in the arbitration, by majority vote. If the two arbitrators selected by the parties are unable to agree upon the appointment of the third arbitrator within seven days of their appointment, both shall give written notice of such failure to agree to the parties, and if the parties fail to agree upon the selection of such third arbitrator within five days thereafter, such third arbitrator shall be appointed from, and pursuant to the rules for commercial arbitration of, the American Arbitration Association. Prior to appointment, each arbitrator shall agree to conduct such arbitration in strict accordance with the terms of this Annex A.

         4. Initial Meeting of the Arbitrators. Within seven days of the selection of the third arbitrator, the arbitrators shall conduct an initial meeting with the parties (the "Initial Meeting"). All meetings between the arbitrators, or between the arbitrators and the parties, including, but not limited to, the Initial Meeting, may be conducted by telephone, with the exception of any arbitration hearing at which evidence is presented. At the Initial Meeting, the parties and the arbitrators shall agree upon a schedule for the arbitration proceedings, with dates no later than the deadlines provided in
Section 7 below. The statement of claim, the response to the statement of claim and counterclaims (if any), and the response to the counterclaims (if any) (collectively, the "Pleadings") shall be submitted to each arbitrator on the date they are served, unless service occurs prior to appointment of all three arbitrators. If service of any of the Pleadings occurs prior to the appointment of any of the arbitrators, copies of any such Pleadings shall be submitted to such arbitrator promptly after such arbitrator's appointment.

         5. Conduct of the Arbitration. No more than eleven months shall pass between the selection of the third arbitrator and the release of a decision by the arbitration panel. Any arbitration held pursuant to this Annex A shall take place in New York City, New York. The law of the State of New York shall supply the substantive law of the arbitration proceedings, and any claims or counterclaims alleged pursuant to federal law shall be adjudicated as if pled in a federal court in New York. All proceedings, including discovery, depositions, and the arbitration hearings shall be governed by the Federal Rules of Civil Procedure and the Civil Rules of the United States District Court for the Southern District of New York, unless such rules conflict with the provisions of this Annex A, in which case the provisions of this Annex A control.

         6. Motions. The parties may make applications to the panel of arbitrators regarding issues of discovery, procedure and privilege. Any such motions shall be made to and resolved by the arbitrators as soon as practicable. No party shall be permitted to file any motions for dismissal of claims (including dismissal based upon failure to join an indispensable party), or for summary judgment, concerning the claims or counterclaims asserted in any arbitration under this Annex A.

         7. Schedule of Arbitration Proceedings. At the Initial Meeting, the parties and the arbitrators shall agree to a schedule that conforms with the following deadlines:

          Event                            Deadline Not Later Than
--------------------------------------------------------------------------------
Service of a statement of
claim by the Claiming Party   Seven days after service of the Written Notice

Service of response to
the statement of claim and
counterclaims (if any) by
the Responding Party          14 days after receipt of the statement of claim

Service of response to
counterclaims (if any) by
the Claiming Party            Seven days after receipt of counterclaims (if any)

Commencement of
document discovery            One day after service of response to the statement
                              of claim

Commencement of
deposition discovery          75 days after service of the statement of claim

Completion of all discovery   200 days after service of the statement of claim

Commencement of
the arbitration hearing       28 days after completion of discovery

Issuance of a decision by
the arbitrators               14 days after receipt of the last hearing
                              transcript by the arbitrators. All sessions of the arbitration hearings shall be promptly transcribed and transcripts shall be promptly provided to the parties and the arbitrators


         8. Decision Binding on the Parties. Unless the parties agree otherwise in writing, the arbitrators' decision shall become binding on the parties at such time as the decision is confirmed by order of the Superior Court of any applicable jurisdiction. The parties hereby irrevocably and unconditionally submit to the jurisdiction of any such court for any and all proceedings relating to such confirmation. Any award ordered shall be paid within 10 days of confirmation of the arbitrators' decision.

         9. Cost of Arbitration Proceeding. In the event that the arbitrators determine that no party is entitled to indemnification by any other party, then
(a) each party shall pay its own expenses, including attorney's fees, fees paid to experts, fees for obtaining transcripts, expenses of witnesses called solely by that party, and all fees charged by the arbitrator appointed by such party and (b) the parties shall each pay fifty percent of all remaining expenses of the arbitration proceeding.

         10. Extensions of Time. The parties may jointly agree, in writing, to extend any of the deadlines set forth in Section 7 above.

         11. Service of Documents. Any process, notice, memorandum, motion, demand, or other paper or communication, or application to the panel of arbitrators shall be deemed to have been sufficiently served or submitted if (a) personally delivered, or (b) sent by a nationally recognized overnight courier service.

                                    EXHIBIT A

                                  Winston Tire
                               Statement of Income
                               2001 Operating Plan
                                    ($000's)

                           ACTUAL
                             Jan     Feb     Mar     Apr     May     Jun    Jul      Aug     Sep     Oct     Nov     Dec    Total
                           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  -------
Net Sales                  12,815  10,918  10,600  10,800  11,140  11,340  11,540  12,240  12,640  11,840  10,240  10,140  136,253

Cost of Sales               7,701   6,490   6,545   6,450   6,615   6,715   6,785   7,165   7,455   6,980   5,985   5,920   80,806
                           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  -------
Gross Profit                5,114   4,428   4,055   4,350   4,525   4,625   4,755   5,075   5,185   4,860   4,255   4,220   55,447
 % to sales                 39.9%   40.6%   38.3%   40.3%   40.6%   40.8%   41.2%   41.5%   41.0%   41.0%   41.6%   41.6%    40.7%
Operating Expenses:
 Salaries and Wages         2,737   2,519   2,247   2,179   2,211   2,236   2,267   2,345   2,384   2,259   1,985   1,945   27,314
 Occupancy & Vehicles       1,935   1,724   1,856   2,161   2,031   1,632   1,478   1,509   1,529   1,440   1,397   1,483   20,174
 Advertising                  258     408     562     391     391     391     391     392     392     259     207      44    4,086
 Depreciation and
  Amortization                401     239     471     481     494     500     505     524     535     513     470     467    5,600
 Net Service Charges           --      --      --      --      --      --      --      --      --      --      --      --       --
 Other                      1,052   1,296   1,021     874     870     879     816     843     847     816     746     722   10,782
                           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  -------
  Total operating expenses  6,383   6,186   6,157   6,086   5,997   5,637   5,457   5,612   5,687   5,287   4,805   4,662   67,958


  Operating Income         (1,269) (1,758) (2,102) (1,736) (1,472) (1,012)   (702)   (537)   (502)   (427)   (550)   (442) (12,511)

Interest Expense              (15)    (15)     (5)     (5)     (5)     (5)     (5)     (5)     (5)     (5)     (5)     (5)     (80)
Other Income (Expense)          1      --     129      77    (555)   (212)     --      --      --      --      --    (609)  (1,169)
                           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  -------

Pre-Tax Income             (1,283) (1,773) (1,978) (1,664) (2,032) (1,229)   (707)   (542)   (507)   (432)   (555) (1,056) (13,760)

Income Taxes                 (514)   (487)   (543)   (457)   (558)   (337)   (194)   (149)   (139)   (119)   (153)   (290)  (3,940)
                           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  -------

Net Income (Loss)            (769) (1,286) (1,435) (1,207) (1,474)   (892)   (513)   (393)   (368)   (313)   (402)   (766)  (9,820)
                           ======  ======  ======  ======  ======  ======  ======  ======  ======  ======  ======  ======  =======

EBITDA                       (868) (1,519) (1,631) (1,255)   (978)   (512)   (197)    (13)     33      86     (80)     25   (6,911)
                           ======  ======  ======  ======  ======  ======  ======  ======  ======  ======  ======  ======  =======

                                                                       EXHIBIT C


                 PERSONAL GUARANTY, dated as of May 15, 2001, by
                 Charles Bryant Kountz, in favor of
                 Heafner Tire Company, Inc. ("Guaranty").
                 -----------------------------------------------


         1. I, Charles Bryant Kountz residing in Lafayette, Louisiana, with a mailing address at P.O. Box 80429, Lafayette, Louisiana 70598-0429 ("Guarantor"), do hereby unconditionally and irrevocably personally guaranty the prompt payment and performance when due of (a) all obligations of Performance Management Inc., a Louisiana corporation ("Borrower"), under a Promissory Note (the "Note") by and between Borrower and Heafner Tire Group, Inc., a Delaware corporation ("Lender") dated May 15, 2001 and (b) all amounts owed by Borrower or its affiliates to Lender resulting from any extension of credit by Lender to Borrower or its affiliates ("Credit Arrangements"). A copy of the Note is attached hereto as Exhibit A, and made a part hereof by this reference.

         2. Guarantor agrees that its obligations hereunder are an unconditional and absolute guaranty of payment and performance of Borrower's obligations under the Note and with respect to any Credit Arrangements, irrespective of any waiver, consent or granting of any indulgence by Lender with respect to any provision of the Note or any Credit Arrangements, irrespective of whether Lender shall have instituted any suit, action or proceeding or exhausted its remedies under the Note or with respect to any Credit Arrangements or taken any steps to enforce any rights against Borrower, Guarantor or against any other person to compel any such performance or to collect all or part of any obligations thereunder.

         3. Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of bankruptcy of Borrower, protest, notice of default in the payment of any sum payable by Borrower, notice of any other default, breach or non-performance of any agreement, covenant or obligation of Borrower, and notice and all demands whatsoever with respect to the obligations hereunder. Guarantor expressly waives notice from Lender of its acceptance of and reliance on this Guaranty. Guarantor agrees to pay all reasonable costs, expenses and fees, including, without limitation, all reasonable attorneys fees, costs and expenses, which may be incurred by Lender in enforcing or attempting to enforce this Guaranty following any default on the part of Guarantor hereunder, whether the same shall be enforced by suit or otherwise.

         4. No amendment, release or modification of the provisions of this Guaranty shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly executed by the parties hereto. Lender shall have the full right, without any notice to or consent from Guarantor, from time to time and at any time, and without affecting, impairing or discharging, in whole or in part, the liability of Guarantor hereunder: (a) to make any change, amendment or modification whatsoever to or of any term or condition of the Note or any Credit Arrangements; (b) to extend, in whole or in part, by renewal or otherwise, and on one or more occasions, any term or condition of the Note or any Credit Arrangements; (c) to assign this Guaranty to any assignee of the Note (it being understood that this Guaranty shall be deemed to have been duly assigned to a person or entity when the Note is duly assigned to such person or entity), or (d) to assign, settle, compromise, release, surrender, modify or impair, and to enforce and exercise, or fail or refuse to enforce or exercise, any claims, rights or remedies of any kind or nature against Borrower.

         5. Lender shall be under no obligation to proceed against Borrower before proceeding against Guarantor. All rights of Lender hereunder or otherwise arising under any documents executed in connection with or as security for the amounts owed under the Note or with respect to any Credit Arrangements are separate and cumulative and may be pursued separately, successively or concurrently, or not pursued, without affecting or limiting any other right of Lender and without affecting or impairing the liability of such Guarantor.

         6. Guarantor waives, to the extent permitted by law, the benefit of Sections 2819, 2845, 2848 and 2850 of the California Civil Code. In addition to and without limiting the generality of the foregoing, Guarantor hereby specifically waives the benefits of N.C. Gen. Stat. ss. 26-7 through 26-9, inclusive. Guarantor shall not be discharged, released or exonerated, in any way, from its absolute and unconditional liabilities hereunder, even though any rights or defenses which Guarantor may have against Borrower, Lender or others may be destroyed, diminished or otherwise affected, by: (a) any declaration by Lender of a default in respect of any of the obligations under the Note, any Credit Arrangements or this Guaranty; (b) the exercise by Lender of any rights or remedies against Borrower or any other person; or (c) the failure of Lender to exercise any rights or remedies against Borrower or any other person.

         7. Until all obligations under the Note, any Credit Arrangements and this Guaranty have been performed in full, discharged or validly released, Guarantor shall not have any right to subrogation, and Guarantor waives any right to enforce any remedy which Lender now has or hereafter may have against Borrower. Guarantor waives any right to plead or assert any election of remedies. Guarantor shall not be discharged, released or exonerated, in any way, from its absolute, unconditional, and independent liabilities hereunder, whether by the voluntary or involuntary participation by Borrower in any settlement or composition for the benefit of Borrower's creditors, whether in liquidation, readjustment, receivership, bankruptcy or otherwise. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the amounts due under the Note or with respect to any Credit Arrangements is rescinded or must otherwise be restored or returned by Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.

         THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO ITS CONFLICTS OR CHOICE OF LAW PRINCIPLES. EACH OF GUARANTOR AND LENDER HEREBY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION UNDER THIS GUARANTY OR ANY ACTION ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION OR ACTIONS.

         IN WITNESS WHEREOF, this Guaranty is entered into this 15th, day of May 2001.

                                        GUARANTOR



                                        ----------------------------------------
                                        Charles Bryant Kountz

WITNESS:



-----------------------------------
Signature


-----------------------------------
Print Name

                         Exhibit A to Personal Guaranty
                                 Promissory Note

                                    EXHIBIT A


$2,800,000.00                                                       May 15, 2001

         PROMISSORY NOTE, dated as of May 15, 2001, by
         Performance Management Inc., a Louisiana corporation,
         in favor of Heafner Tire Group, Inc., a Delaware corporation.
         -------------------------------------------------------------


         FOR VALUE RECEIVED, the undersigned, Performance Management Inc., a Louisiana corporation (the "Borrower"), hereby promises to pay to the order of Heafner Tire Group, Inc., a Delaware corporation, (the "Lender"), the principal sum of $2,800,000.00 together with interest from the date hereof on the unpaid principal balance of this promissory note (this "Note") at the rate of 7% per annum, calculated on the basis of a 360 day year for actual days elapsed (the "Base Rate"). This Note is personally guaranteed by Mr. Charles Bryant Kountz pursuant to that certain Personal Guaranty dated as of May 15, 2001 (the "Personal Guaranty").

         The outstanding principal balance of this Note, together with all accrued and unpaid interest, shall be due and payable in full on May 15, 2002. This Note may be prepaid in whole or in part at any time or from time to time at the option of the Borrower without any penalty whatsoever. All prepayments shall be first applied to accrued interest on the date of such prepayment. The amount of any prepayment in excess of the accrued interest on the date of such prepayment shall be applied to reduce the principal balance due hereunder.

         Each of the following events shall constitute an event of default (an "Event of Default") under this Note:

         (a) The Borrower shall fail to perform any of its obligations, covenants and agreements set forth in this Note or in the Stock Purchase Agreement dated as of May 4, 2001 by and among the Borrower, the Lender, Winston Tire Company and Charles Bryant Kountz, or any other material obligation owed to the Lender; or

         (b) The Borrower shall be or become insolvent, shall be unable to meet the Borrower's debts as they mature, or shall file a voluntary petition in bankruptcy or seeking reorganization or to effect a plan or other arrangement with creditors, or shall file an answer or other pleading admitting, or shall fail to deny or contest, the material allegations of an involuntary petition filed against the Borrower pursuant to any act of Congress relating to bankruptcy, arrangement or reorganization, or shall be adjudicated a bankrupt or shall make an assignment for the benefit of creditors generally, or shall apply for, consent to or acquiesce in the appointment of any receiver or trustee for all or a substantial part of the Borrower's property or any such receiver or trustee shall be appointed and shall not be discharged within thirty days after the date of such appointment.

         Upon the occurrence of one or more of the foregoing Events of Default, unless such Event of Default shall have been expressly waived in writing by the Lender, the entire unpaid principal balance of and accrued interest on this Note shall at once become immediately due and payable at the option of and upon written notice from the Lender. Upon such acceleration, the Lender may immediately exercise any and all rights and remedies afforded by this Note, the Personal Guaranty or applicable law.

         The Borrower promises to pay all costs and expenses, including, but not limited to, attorneys' fees and disbursements, incurred in the collection or enforcement hereof.

         Nothing contained in this Note or in any agreements between the Borrower and the Lender shall be deemed to require the payment by the Borrower of interest on the indebtedness evidenced by this Note in excess of the amount which the Borrower may lawfully contract to charge under the usury laws of the state of North Carolina or any other applicable jurisdiction (the "Maximum Legal Rate"). All agreements between the

Borrower and the Lender deemed to pertain to this Note are expressly limited so that in no contingency or event shall the amount paid or agreed to be paid to the Borrower for the use, forbearance or detention of money to be loaned hereunder exceed the Maximum Legal Rate. If, under any circumstance whatsoever, the fulfillment of any obligation under this Note or any other agreement between the Borrower and the Lender deemed to pertain to this Note shall involve exceeding the Maximum Legal Rate, then the obligation to be fulfilled by the Borrower shall be reduced by the minimum amount required so that such obligation shall not exceed the Maximum Legal Rate, provided, however, that if at any time thereafter the rate of interest payable hereunder is less than the Maximum Legal Rate, Borrower shall continue to pay interest hereunder at the Maximum Legal Rate until such time as the total interest received by Lender is equal to the total interest which would have been received had the interest rate payable hereunder been (but for operation of this paragraph) the Base Rate. Thereafter, interest hereunder shall be paid at the Base Rate, unless and until the rate of interest again exceeds the Maximum Legal Rate, and at that time this paragraph shall again apply. This paragraph shall control every other provision of this Note and all other agreements between the Borrower and the Lender deemed to pertain to this Note.

         The Borrower hereby waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest.

         No failure to exercise and no delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof at the time in question or any future time, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

         The Borrower may not assign this Note.

         This Note is negotiable and shall inure to the benefit of the Lender and its successors and permitted assigns. Notwithstanding anything in this Note to the contrary, the Lender may assign this Note to Fleet Capital Corporation, as administrative agent for the lenders party from time to time, together with the Lender and certain of the Lender's affiliates, to a senior secured credit facility, as additional security for the Lender's obligations thereunder.

         If any provision of this Note is deemed or held to be illegal, invalid or unenforceable, this Note shall be considered divisible and inoperative as to such provision solely to the extent it is deemed to be illegal, invalid or unenforceable, and in all other respects this Note shall remain in full force and effect.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NORTH CAROLINA. THE BORROWER AND, BY ACCEPTANCE HEREOF, THE LENDER WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION UNDER THIS NOTE OR ANY ACTION ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION OR ACTIONS.

                                               PERFORMANCE MANAGEMENT INC.,
                                               a Louisiana corporation

                                               By:
                                                   -----------------------------
                                               Name:  Charles Bryant Kountz
                                               Title: Secretary / Treasurer

WINSTON                                                               EXHIBIT D
BALANCE SHEET
30-DEC-00

                                                              ADJUSTING ENTRIES
                                                    30-DEC-00   DR        CR      TOTAL
ASSETS                                              ---------   --        --      -----


                                                                                            ---------------------------------------
Cash                                                 (1,302)    2,164      862         -    Other Current Assets   1347
Accounts Receivable (less allowance for
doubtful accounts of                    589           2,864     1,012      132     3,744    Fixed assets                      1347
Notes Receivable                                          7                            7    To reclass land held for sale to current
                                                                                            investment
                                                                                            ---------------------------------------
Volume Rebates receivable                             2,116              2,116         -
Intercompany receivable                                   -         -                  -
                                                                                            ---------------------------------------
Inventories, net                                     17,868              1,622    16,246    Cash                  2,164
Deferred income taxes                                 2,517       800              3,317    Accounts payable                 2,164
Other current assets                                  1,228     1,568      138     2,658    To reclass negative cash
                                                    --------   -------  -------  --------   ---------------------------------------
  Total current assets                               25,298     5,544    4,870    25,972

                                                                                            ---------------------------------------
Property (at cost)                                   32,331              3,397    28,934    Loss on sale of Disc ops  1,200
Less:  accumulated depreciation - property          (12,422)                     (12,422)   Current Deferred tax asset  800
                                                    --------   -------  -------  --------   Net assets of disc ops           2,000
Property, net                                        19,909         -    3,397    16,512    ---------------------------------------

                                                                                            ---------------------------------------
Goodwill, net of accumulated amortization                 -                            -    Accounts Payable      2,116
Other intangibles, net of accumulated amortization        -                                 Volume Rebates Receivable        2,116
Intercompany investment                                   -                            -    To reclass volume rebates to a/p
                                                                                            ---------------------------------------
Deferred tax assets                                      68                           68
Other assets                                            825                  -       825
                                                    --------   -------  -------  --------
  Total other assets                                    893         -        -       893

TOTAL ASSETS                                         46,100     5,544    8,267    43,377
                                                    ========   =======  =======  ========

WINSTON
BALANCE SHEET
30-DEC-00

                                           30-DEC-00 ADJUSTING ENTRIESTOTAL
LIABILITIES AND EQUITY                     ---------   DR       CR    -----
                                                       --       --
LIABILITIES

Accounts payable                               869    2,116    2,164      917
Accrued liabilities                         18,935    3,074    1,077   16,938
Intercompany payable                        20,541        -    1,745   22,286
Current portion - long term debt (1)            13                         13
                                           --------  -------  ------- -------
  Total current liabilities                 40,358    5,190    4,986   40,154
                                                                               --------------------------------------------------
                                                                               Amortization Expense    1521
Long - term debt                                 2      270    1,521    1,253  Debt                                  1521
Deferred income taxes                            -                          -  To record debt assumed in Tri Valley acquisition to
                                                                               gw (and sub written off)
Other liabilities                            4,235                21    4,256  --------------------------------------------------
                                           --------  -------  ------- -------
  Total liabilities                          4,237      270    1,542    5,509  --------------------------------------------------
                                                                               Debt                     270
STOCKHOLDER'S EQUITY                                                           Other income                           270
                                                                               To record earned reduction based on purchases
                                                                               --------------------------------------------------
Intercompany investment                     47,271                 -   47,271
Common Stock A                                   -                          -
Common Stock B                                   -                          -
Preferred Stock A                                -                          -
Preferred Stock B                                -                          -
Warrants                                         -                          -
Additional Paid in Capital                       -                          -
Notes Receivable (officers)                      -                          -
Retained Earnings                          (45,766)  10,839    7,048  (49,557)
                                           --------  -------  ------- --------
  Total stockholders equity                  1,505   10,839    7,048   (2,286)

TOTAL LIABILITIES AND STOCKHOLDERS EQUITY   46,100   16,299   13,576   43,377
                                           ========  =======  ======= ========

CHECK                                            -                          -
                                                      3,791

WINSTON
INCOME STATEMENT
YEAR ENDED DECEMBER 30, 2000

                                              QUARTER ENDED ADJUSTING ENTRIES
                                                30-DEC-00   DR      CR     FINAL
                                                ---------   --      --     -----
                                                                                     ----------------------------------------------
Net Sales                                       177,762             200    177,962    Depreciation                  2,050
Intercompany sales, net of related discounts          -                          -    Professional fees                     2,050
                                                --------   -----   -----  --------    To reclass write-off of capitalized costs to
  Total sales                                   177,762                    177,962    depreciation
                                                                                     ----------------------------------------------


Cost of Sales                                   108,531    3,422    540    111,413   Current Liabilities               85
                                                --------   -----   -----  --------   SG&A                                      85
  Total costs of sales                          108,531                    111,413   To correct over-accrual for legal expenses at
                                                                                      12/31/00
  Gross Profit                                   69,231                     66,549

Salaries and wages                               38,908            1,571    37,337   Current Liabilities              100
Occupancy and vehicles                           22,510                     22,510   SG&A                                     100
Advertising                                       7,361      138             7,499   To reverse accrual due to client not having
Depreciation and amortization                    39,249    3,571            42,820   support that service was performed in FY '00.
Other                                            23,713      763    4,246   20,230
                                                --------   -----   -----  --------
Special and nonrecurring charges                   (697)                      (697)
                                                                          --------
  Total selling, general and administrative
    before special charge                       131,044                    129,699   Other Current Assets             221
                                                                                     Other Income                             221
  Operating profit                              (61,813)                   (63,150)  To eliminate 12/31/00 credit balance in
                                                                                     suspense account
Interest (expense)                                 (211)              1       (210)
Interest income and net service charge income         -                          -   Current Liabilities                -
Other income (expense)                             (223)            491        268   Other Income                               -
                                                --------   -----   -----  --------   To eliminate 12/31/00 balance in Tire 1
                                                                                     reserve acct
  Income before income taxes                    (62,247)                   (63,092)

Tax provision (benefit)                         (24,899)   1,745      -    (23,154)  Accounts Receivable              150
                                                --------   -----   -----  --------
Loss on sale discontinued ops                              1,200            (1,200)
                                                                                     SG&A                                     150
  Net income before sale of disc ops            (37,348)                   (41,138)  To reduce bad debt reserve for current
                                                ========   =====   =====  ========   Michelin invoices

Retained earnings, beginning                     (8,419)                    (8,419)
                                                                                 -
                                                                          --------
Retained earnings, ending (agrees with b/s)     (45,767)                   (49,557)  SG&A                             164
                                                ========                  ========   Current Liabilities                      164
                                                                                     To properly state PQS deferred income at
       Check                                         (1)                         -   12/31/00


       EBITDA                                   (23,484)                   (20,759)  SG&A                             216
                                                ========                  ========   Current Liabilties                       216
                                                                                     To properly eliminate unidentified debit
                                                                                     balances in accrual


                                                                                     COS                            1,300
                                                                                     SG&A                                     527
                                                                                     SG&A                                     527
                                                                                     SG&A                                     246
                                                                                     To properly record credit memos received from
                                                                                     Michelin for Tire Company #9 and DST system


                                                                                     Current Liabilities              441
                                                                                                                   ------
                                                                                     SG&A                              88
                                                                                     COS                                      529
                                                                                     To eliminate unsubstantiated accruals


                                                                                     Current Liabilities              153
                                                                                     SG&A                                     153
                                                                                     To eliminate unsubstantiated accrual


                                                                                     Current Liabilities              285
                                                                                     SG&A                                       9
                                                                                     COS                                        9
                                                                                     COS                                        2
                                                                                     SG&A                                      22
                                                                                     SG&A                                       9
                                                                                     Current Liabilities                        7
                                                                                     Current Liabilities                      169
                                                                                     Current Liabilities                       58
                                                                                     To eliminate accruals recorded twice

SG&A                                      132
Accounts Receivable                                 132
To reserve for uncollectible accounts as a result of A/R sample error projected to population


Current Liabilities                        67
SG&A                                                 67
To eliminate unsubstantiated balance in accrual account


Current Liabilities                       101
SG&A                                                101
To eliminate unidentified accrual in sales tax payable account


Current Liabilities                        50
Net Fixed Assets                                     50
To eliminate accrual for equipment not received or paid for at 12/31/00


Current Liabilities                        89
Salaries and wages                                   89
To properly reflect bonus accrual at 12/31/00


Current Liabilities                       221
Other Liabilities                                    21
Sales                                               200
To properly state deferred BTSA revenue at 12/31/00



Bank draft (credit card receivable) (1030) -
Bad debt expense (8830)                               -
To properly reflect credit card receivables at 12/31/00


Current Liabilities                     1,482
Salaries and wages                                1,482
To properly reflect vacation liability at 12/31/00


COS                                       300
Current Liabilities                                 300
To accrue for free oil change liability at 12/31/00


Cost of sales
Inventory reserve - parts


Inventory reserve - tires
Cost of sales


Accounts Receivable                       862
Cash                                                862
To properly reflect credit card receivables at 12/31/00



COS                                       200
SG&A                                                200
To properly state COGS and bad debt expense for FY '00.


Cash over/short expense (7810SG&A       252,705
Bad debt expense (8830)      SG&A                (252,705)
To properly reflect write-off of customer #90000

AA Audit Adjustments

S, G & A                                  163
Accrued Liabilities                                 163
To accrue for private lable warranty exposure

Co-op Income                 ADV          138
Co-op Receivable                                    138
To Properly state co-op receivable balance at 12/31/00

COS                                                337
Inventory                                                     337
To reduce inventory value for the MAST 7% alliance program

COS                                     1,285
Inventory Reserve-parts                           1,285
To adjust inventory parts reserve

Interest Expense                                      1
To plug RE variance

Intercompany Rec Corp                       -
Deferred Tax Benefit - Winston                        -
current Provision                       23,920          corp
Noncurrent Deferred tax asset           20,621          corp
Current deferred tax asset                          436 corp
Income tax payable                               25,280 corp
Intercompany Winston                             18,825 corp

Noncurrent Deferred tax asset             927           corp
Tax Provision                                       927 corp

Current deferred tax asset              2,000           corp
Noncurrent Deferred tax asset                     2,000 corp

Winston Deferred tax provision          1,745
Intercompany payable corp                          1745

                                                                       EXHIBIT E

                              Winston Tire Company
                                 Lease Abstract
                            Current As Of May 3, 2001

----------------------------------------------------------------------------------------------------------------------------------
                                      Core/Non-core
 Store         Location                Terminated/  Lease Begin   Lease End            Options           Increase Dates
                                        Assigned
----------------------------------------------------------------------------------------------------------------------------------
  001          GLENDALE                   Core       3/16/1976    3/15/2011           2-5 YR OPT           3/16/2006
----------------------------------------------------------------------------------------------------------------------------------
  003          INGLEWOOD                  Core       4/1/1986     3/31/2006              NONE               4/1/2001
----------------------------------------------------------------------------------------------------------------------------------
  004         CANOGA PARK                 Core       2/4/1977     2/3/2002            2-5 YR OPT               NONE
----------------------------------------------------------------------------------------------------------------------------------
  006          PASADENA                   Core       6/1/1988     5/31/2008           2-5 YR OPT             6/01,06
----------------------------------------------------------------------------------------------------------------------------------
  007           DOWNEY                    Core       6/22/1984    6/21/2004           1-5 YR OPT               NONE
----------------------------------------------------------------------------------------------------------------------------------
  008          RIVERSIDE                  Core       10/1/1982    9/30/2002              NONE                  NONE
----------------------------------------------------------------------------------------------------------------------------------
  010          VAN NUYS                   Core       2/4/1977     2/3/2002           2-5 YR OPT                NONE
----------------------------------------------------------------------------------------------------------------------------------
  012         BAKERSFIELD                 Core       10/26/1987   10/25/2002          2-6 YR OPT               NONE
----------------------------------------------------------------------------------------------------------------------------------
  015         MONTEBELLO                  Core       8/1/1977     7/31/2002           1-5 YR OPT               NONE
----------------------------------------------------------------------------------------------------------------------------------
  016       SAN BERNARDINO                Core       9/1/1976     8/31/2011              NONE                9/1/01,06
----------------------------------------------------------------------------------------------------------------------------------
  019         LA CIENEGA                  Core       9/1/1991     8/31/2001           1-5 YR OPT               NONE
----------------------------------------------------------------------------------------------------------------------------------
  021           VENTURA                   Core       2/15/1984    2/14/2009              NONE                2/15/2004
----------------------------------------------------------------------------------------------------------------------------------
  023        N. LONG BEACH                Core       7/1/2000     6/30/2010          1-10 YR OPT    7/1/01,& YEARLY THEREAFTER
----------------------------------------------------------------------------------------------------------------------------------
  028           BURBANK                   Core       9/28/1976    9/27/2011              NONE       10/1/01, 3% Annual Thereafter
----------------------------------------------------------------------------------------------------------------------------------
  036       CLAIREMONT MESA               Core       10/25/1990   10/24/2005          1-5 YR OPT               NONE
----------------------------------------------------------------------------------------------------------------------------------
  038        ALHAMBRA-BLDG.               Core       2/1/1999     1/31/2009           1-5 YR OPT             2/1/2004
----------------------------------------------------------------------------------------------------------------------------------
            ALHAMBRA-GROUND                          5/1/1992     1/31/2004           2-5 YR OPT            12/31/2004
----------------------------------------------------------------------------------------------------------------------------------
  039        GRANADA HILLS                Core       5/16/1973    1/15/2008              NONE               1/16/2003
----------------------------------------------------------------------------------------------------------------------------------
  040           CORONA                    Core       3/1/1974     2/28/2004              NONE                  NONE
----------------------------------------------------------------------------------------------------------------------------------
  041      HUNTINGTON BEACH               Core       12/1/1973    11/30/2003             NONE                  NONE
----------------------------------------------------------------------------------------------------------------------------------
  042         EAGLE ROCK                  Core       10/1/1973    9/30/2008              NONE               10/1/2003
----------------------------------------------------------------------------------------------------------------------------------
  043           ORANGE                    Core       1/16/1999    1/15/2009           1-5 YR OPT    1/16/02,03,04,05,06,07,08
----------------------------------------------------------------------------------------------------------------------------------
  044          WHITTIER                   Core       1/15/1975    1/14/2002           1-5 YR OPT               NONE
----------------------------------------------------------------------------------------------------------------------------------
  045           VISALIA                   Core       5/1/1975     4/30/2005           1-5 YR OPT               NONE
----------------------------------------------------------------------------------------------------------------------------------
  047          SOUTH GATE                 Core       12/1/1981    11/30/2001          1-5 YR OPT               NONE
----------------------------------------------------------------------------------------------------------------------------------
  049          SEAL BEACH                 Core       1/1/1976     12/31/2001             NONE                  NONE
----------------------------------------------------------------------------------------------------------------------------------
  053     SACRAMENT0-WATT ST              Core       12/1/1983    11/30/2003             NONE                  NONE
----------------------------------------------------------------------------------------------------------------------------------
  054        LA CRESCENTA                 Core       9/1/1976     8/31/2016           2-5 YR OPT           9/01,06,11
----------------------------------------------------------------------------------------------------------------------------------
  055         SACRAMENTO                  Core       6/1/1989     5/31/2009           2-5 YR OPT             6/02,07
----------------------------------------------------------------------------------------------------------------------------------
  056      SANTA FE SPRINGS               Core       4/1/1977     3/31/2002              NONE                  NONE
----------------------------------------------------------------------------------------------------------------------------------
  057          ESCONDIDO                  Core       6/1/1993     5/31/2003           2-5 YR OPT            6/1/2002
----------------------------------------------------------------------------------------------------------------------------------
  060        NO. HOLLYWOOD                Core       1/4/1977     1/3/2002            1-5 YR OPT               NONE
----------------------------------------------------------------------------------------------------------------------------------
  061          CRENSHAW                   Core       8/3/1982     8/2/2002            2-5 YR OPT               NONE
----------------------------------------------------------------------------------------------------------------------------------
  063           NEWHALL                   Core       12/1/1986    11/30/2001             NONE                  NONE
----------------------------------------------------------------------------------------------------------------------------------
  065           ANAHEIM                   Core       9/9/1977     9/8/2002            1-5 YR OPT               NONE
----------------------------------------------------------------------------------------------------------------------------------
  066      SACRAMENTO-AUBURN              Core       5/1/1978     5/1/2003            1-5 YR OPT               NONE
----------------------------------------------------------------------------------------------------------------------------------
  067       TORRANCE - Bldg               Core       6/25/1979    6/24/2004           1-5 YR OPT               NONE
----------------------------------------------------------------------------------------------------------------------------------
         TORRANCE - Warehouse                        3/15/1988    6/24/2004           1-5 YR OPT               NONE
----------------------------------------------------------------------------------------------------------------------------------
  068          HOLLYWOOD                  Core       1/12/1978    1/11/2003           1-5 YR OPT               NONE
----------------------------------------------------------------------------------------------------------------------------------
  070      FRESNO-BLACKSTONE              Core       8/1/1977     7/31/2002           1-5 YR OPT               NONE
----------------------------------------------------------------------------------------------------------------------------------
  073          MONROVIA                   Core       1/1/1978     12/31/2002          1-5 YR OPT               NONE
----------------------------------------------------------------------------------------------------------------------------------
  075        LAGUNA HILLS                 Core       3/9/1979     3/7/2004            1-5 YR OPT        2% of gross sales
----------------------------------------------------------------------------------------------------------------------------------
  076           RIALTO                    Core       5/1/1978     4/30/2003           1-5 YR OPT               NONE
----------------------------------------------------------------------------------------------------------------------------------
  077           NORWALK                   Core       1/5/1979     12/31/2009          2-5 YR OPT      1/1/02,04,06,08 CPI
----------------------------------------------------------------------------------------------------------------------------------
  078           MODESTO                   Core       1/2/1979     12/31/2003          1-5 YR OPT               NONE
----------------------------------------------------------------------------------------------------------------------------------
  081          CAMPBELL                   Core       2/5/1979     2/4/2004            1-5 YR OPT               NONE
----------------------------------------------------------------------------------------------------------------------------------
  082     SACTO - FLORIN RD.              Core       11/1/1995    11/1/2010           2-5 YR OPT            11/1/2005
----------------------------------------------------------------------------------------------------------------------------------
  083    SAN JOSE - STORY RD.             Core       2/26/1979    2/25/2004           1-5 YR OPT               NONE
----------------------------------------------------------------------------------------------------------------------------------
  085        SAN FERNANDO                 Core       2/19/1979    2/18/2004           1-5 YR OPT               NONE
----------------------------------------------------------------------------------------------------------------------------------
  086         SANTA MARIA                 Core       9/1/1995     8/31/2010           2-5 YR OPT            9/1/2005
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

 Store         Location               CPI Index                             Comments

------------------------------------------------------------------------------------------------------
  001          GLENDALE               U.S. City
------------------------------------------------------------------------------------------------------
  003          INGLEWOOD             LA/Riverside
------------------------------------------------------------------------------------------------------
  004         CANOGA PARK             U.S. City
------------------------------------------------------------------------------------------------------
  006          PASADENA              LA/Riverside
------------------------------------------------------------------------------------------------------
  007           DOWNEY               LA/Riverside
------------------------------------------------------------------------------------------------------
  008          RIVERSIDE             LA/Riverside
------------------------------------------------------------------------------------------------------
  010          VAN NUYS               U.S. City
------------------------------------------------------------------------------------------------------
  012         BAKERSFIELD             U.S. City
------------------------------------------------------------------------------------------------------
  015         MONTEBELLO              U.S. City
------------------------------------------------------------------------------------------------------
  016       SAN BERNARDINO            Schedule                    9/1/01 increase to $4,200
------------------------------------------------------------------------------------------------------
  019         LA CIENEGA             LA/Riverside                  Option Expires 6/30/01
------------------------------------------------------------------------------------------------------
  021           VENTURA               Schedule
------------------------------------------------------------------------------------------------------
  023        N. LONG BEACH            Schedule
------------------------------------------------------------------------------------------------------
  028           BURBANK               Schedule                    10/1/01 increase to $4,000
------------------------------------------------------------------------------------------------------
  036       CLAIREMONT MESA          San Diego
------------------------------------------------------------------------------------------------------
  038        ALHAMBRA-BLDG.          15% Fixed
------------------------------------------------------------------------------------------------------
            ALHAMBRA-GROUND          LA/Riverside
------------------------------------------------------------------------------------------------------
  039        GRANADA HILLS           LA/Riverside
------------------------------------------------------------------------------------------------------
  040           CORONA               LA/Riverside
------------------------------------------------------------------------------------------------------
  041      HUNTINGTON BEACH           Schedule
------------------------------------------------------------------------------------------------------
  042         EAGLE ROCK             LA/Riverside
------------------------------------------------------------------------------------------------------
  043           ORANGE                Schedule
------------------------------------------------------------------------------------------------------
  044          WHITTIER               Schedule
------------------------------------------------------------------------------------------------------
  045           VISALIA               Schedule
------------------------------------------------------------------------------------------------------
  047          SOUTH GATE             Schedule                    Option Expires 9/1/01
------------------------------------------------------------------------------------------------------
  049          SEAL BEACH            LA/Riverside
------------------------------------------------------------------------------------------------------
  053     SACRAMENT0-WATT ST         SF/Oakland
------------------------------------------------------------------------------------------------------
  054        LA CRESCENTA            LA/Riverside
------------------------------------------------------------------------------------------------------
  055         SACRAMENTO              U.S. City
------------------------------------------------------------------------------------------------------
  056      SANTA FE SPRINGS          LA/Riverside
------------------------------------------------------------------------------------------------------
  057          ESCONDIDO             U.S. City
------------------------------------------------------------------------------------------------------
  060        NO. HOLLYWOOD           LA/Riverside
------------------------------------------------------------------------------------------------------
  061          CRENSHAW              LA/Riverside
------------------------------------------------------------------------------------------------------
  063           NEWHALL               U.S. City
------------------------------------------------------------------------------------------------------
  065           ANAHEIM               U.S. City
------------------------------------------------------------------------------------------------------
  066      SACRAMENTO-AUBURN         LA/Riverside
------------------------------------------------------------------------------------------------------
  067       TORRANCE - Bldg          LA/Riverside
------------------------------------------------------------------------------------------------------
         TORRANCE - Warehouse        LA/Riverside
------------------------------------------------------------------------------------------------------
  068          HOLLYWOOD              U.S. City
------------------------------------------------------------------------------------------------------
  070      FRESNO-BLACKSTONE          U.S. City
------------------------------------------------------------------------------------------------------
  073          MONROVIA              LA/Riverside
------------------------------------------------------------------------------------------------------
  075        LAGUNA HILLS            LA/Riverside
------------------------------------------------------------------------------------------------------
  076           RIALTO               LA/Riverside
------------------------------------------------------------------------------------------------------
  077           NORWALK               U.S. City
------------------------------------------------------------------------------------------------------
  078           MODESTO               SF/Oakland
------------------------------------------------------------------------------------------------------
  081          CAMPBELL               SF/Oakland
------------------------------------------------------------------------------------------------------
  082     SACTO - FLORIN RD.          U.S. City
------------------------------------------------------------------------------------------------------
  083    SAN JOSE - STORY RD.         SF/Oakland
------------------------------------------------------------------------------------------------------
  085        SAN FERNANDO            LA/Riverside
------------------------------------------------------------------------------------------------------
  086         SANTA MARIA              Schedule
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

 Store         Location            Mo Rent         Cam Imp.      Tax Imp.    Sq. Ft.   Bays    CPI Cap   R & M   Roof  RE Tax   Ins

------------------------------------------------------------------------------------------------------------------------------------
  001          GLENDALE           $ 5,860.00        $0.00         $0.00       5,000      6       25%      TEN    TEN     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  003          INGLEWOOD          $ 3,900.00        $0.00         $0.00       5,000      5      NONE      TEN    TEN     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  004         CANOGA PARK         $ 3,139.08        $0.00         $0.00       3,500      8       25%      TEN    TEN     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  006          PASADENA           $ 5,736.88        $0.00         $0.00       5,500      6       25%      TEN    TEN     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  007           DOWNEY            $ 4,720.06        $0.00         $0.00       4,800      5       25%      TEN    TEN     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  008          RIVERSIDE          $ 5,272.96        $0.00         $0.00       6,000      8       15%      TEN    TEN     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  010          VAN NUYS           $ 3,226.67        $0.00         $0.00       3,400      5       25%      TEN    TEN     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  012         BAKERSFIELD         $ 4,546.70        $0.00         $0.00       7,000      8       15%      TEN    TEN     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  015         MONTEBELLO          $ 1,500.00        $0.00         $0.00       4,000      6      NONE      TEN    TEN     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  016       SAN BERNARDINO        $ 3,328.14        $0.00         $0.00       4,500      6      NONE      TEN    TEN     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  019         LA CIENEGA          $ 7,898.94        $0.00         $0.00       4,000      7       15%      TEN     LL     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  021           VENTURA           $ 7,250.00        $0.00         $0.00       5,800      8      NONE      TEN     LL     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  023        N. LONG BEACH        $ 5,000.00        $0.00         $0.00       4,800      7      NONE      TEN    TEN     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  028           BURBANK           $ 1,923.44        $0.00         $0.00       3,500      6       20%      TEN    TEN     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  036       CLAIREMONT MESA       $ 10,274.16     $1,144.41       $0.00       5,200      8       15%      TEN    TEN     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  038        ALHAMBRA-BLDG.       $ 5,179.00        $0.00         $0.00       3,500      6      NONE      TEN    TEN     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
            ALHAMBRA-GROUND       $ 2,251.78        $0.00         $0.00       3,500      0      NONE      TEN    N/A     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  039        GRANADA HILLS        $ 4,958.23        $0.00         $0.00       4,800      6       10%      TEN    TEN     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  040           CORONA            $ 4,183.42        $0.00         $0.00       4,500      6       25%      TEN     LL     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  041      HUNTINGTON BEACH       $ 8,724.50        $0.00         $0.00       4,000      3      NONE      TEN    TEN     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  042         EAGLE ROCK          $ 4,175.05        $0.00         $0.00       3,800      3       15%      TEN    TEN     LL     TEN
------------------------------------------------------------------------------------------------------------------------------------
  043           ORANGE            $ 5,675.00        $0.00         $0.00       3,600      4      NONE      TEN    TEN     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  044          WHITTIER           $ 3,500.00        $0.00         $0.00       3,800      4      NONE      TEN    TEN     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  045           VISALIA           $ 4,750.00        $0.00         $0.00       3,800      4       15%      TEN     LL     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  047          SOUTH GATE         $ 1,760.00        $0.00         $0.00       3,800      4      NONE      TEN     LL     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  049          SEAL BEACH         $ 2,691.72       $566.00        $0.00       3,800      4       25%      TEN    TEN     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  053     SACRAMENT0-WATT ST      $ 3,411.60        $0.00         $0.00       3,800      5       25%      TEN    TEN     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  054        LA CRESCENTA         $ 2,758.11        $0.00         $0.00       3,500      6       20%      TEN    TEN     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  055         SACRAMENTO          $ 5,000.00        $0.00         $0.00       5,200      8       15%      TEN    TEN     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  056      SANTA FE SPRINGS       $ 3,073.60        $0.00         $0.00       3,600      4       20%      TEN    TEN     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  057          ESCONDIDO          $ 4,929.63        $0.00         $0.00       5,000      9       15%     T/LL*    LL     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  060        NO. HOLLYWOOD        $ 3,144.02        $0.00         $0.00       4,000      6      12.5%     TEN    TEN     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  061          CRENSHAW           $ 3,184.21        $0.00         $0.00       5,000      6       25%      TEN    TEN     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  063           NEWHALL           $ 6,120.00        $0.00         $0.00       7,200      6       15%      TEN     LL     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  065           ANAHEIM           $ 2,620.86        $0.00         $0.00       3,800      4       25%      TEN    TEN     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  066      SACRAMENTO-AUBURN      $ 3,859.01        $0.00         $0.00       4,500      6       25%      TEN    TEN     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  067       TORRANCE - Bldg       $ 3,052.68        $0.00         $0.00       5,000      7       25%      TEN    TEN     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
         TORRANCE - Warehouse     $ 3,527.40        $0.00         $0.00                          25%      TEN     LL     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  068          HOLLYWOOD          $ 2,960.11        $0.00         $0.00       4,000      4       25%      TEN    TEN     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  070      FRESNO-BLACKSTONE      $ 3,162.72        $0.00         $0.00       3,800      5       25%      TEN    TEN     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  073          MONROVIA           $ 2,185.96        $0.00         $0.00       4,300      6       25%      TEN    TEN     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  075        LAGUNA HILLS         $ 4,717.84        $0.00         $0.00       3,800      5       N/A      TEN    TEN     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  076           RIALTO            $ 3,139.71        $0.00         $0.00       3,800      6       25%      TEN    TEN     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  077           NORWALK           $ 5,300.00       $750.00        $0.00       3,800      4       6%       TEN     LL     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  078           MODESTO           $ 3,895.75        $0.00         $0.00       4,200      6       25%      TEN    TEN     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  081          CAMPBELL           $ 3,240.81        $0.00         $0.00       3,900      4      NONE      TEN    TEN     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  082     SACTO - FLORIN RD.      $ 4,245.38        $0.00         $0.00       3,900      6       15%      TEN    TEN     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  083    SAN JOSE - STORY RD.     $ 3,563.88        $0.00         $0.00       4,000      4      NONE      TEN    TEN     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  085        SAN FERNANDO         $ 2,815.85        $0.00         $0.00       3,800      7      NONE      TEN    TEN     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  086         SANTA MARIA         $ 4,800.00        $0.00         $0.00       4,500      4       15%      TEN    TEN     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------

                                                                      This Lease Abstract does not contain any information regarding contingent liabilities or indemnification provisions. Please review each lease independently for such purposes.

----------------------------------------------------------------------------------------------------------------------------------
                                      Core/Non-core
 Store         Location                Terminated/  Lease Begin   Lease End            Options           Increase Dates
                                        Assigned
----------------------------------------------------------------------------------------------------------------------------------
  091            INDIO                    Core       2/1/1992     1/31/2012           2-5 YR OPT          2/2002,2007
----------------------------------------------------------------------------------------------------------------------------------
  093           FREMONT                   Core       2/1/1979     1/31/2004              NONE                NONE
----------------------------------------------------------------------------------------------------------------------------------
  094           BARSTOW                   Core       12/1/1979    11/30/2004             NONE                NONE
----------------------------------------------------------------------------------------------------------------------------------
  095     SAN JOSE-SAN CARLOS             Core       12/12/1980   12/11/2005          1-5 YR OPT   12/12/2000-Arbitration Underway
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
  098           UPLAND                    Core       2/1/1980     1/31/2005           1-5 YR OPT             NONE
----------------------------------------------------------------------------------------------------------------------------------
  100          SAN BRUNO                  Core       9/1/1979     11/30/2004          2-5 YR OPT             NONE
----------------------------------------------------------------------------------------------------------------------------------
  104        REDWOOD CITY                 Core       2/1/1980     1/31/2005           2-5 YR OPT             NONE
----------------------------------------------------------------------------------------------------------------------------------
  105           CARSON                    Core       3/24/1981    3/22/2006              NONE          3/23/02,03,04,05
----------------------------------------------------------------------------------------------------------------------------------
  107           MILPITAS                  Core       4/15/1981    4/14/2006              NONE          4/15/02,03,04,05
----------------------------------------------------------------------------------------------------------------------------------
  112      SAN JOSE-MONTEREY              Core       2/5/1982     2/4/2002               NONE               NONE
----------------------------------------------------------------------------------------------------------------------------------
  117           CONCORD                   Core       3/20/1984    3/15/2005              NONE             1/1/2002
----------------------------------------------------------------------------------------------------------------------------------
  118         ORANGEVALE                  Core       3/16/1981    3/15/2006              NONE               NONE
----------------------------------------------------------------------------------------------------------------------------------
  119       HAYWARD-MISSION               Core       10/1/1981    9/30/2004              NONE               NONE
----------------------------------------------------------------------------------------------------------------------------------
  120            LODI                     Core       1/1/1981     11/30/2005          2-5 YR OPT      12/1/01,02,03,04
----------------------------------------------------------------------------------------------------------------------------------
  127          ENCINITAS                  Core       10/1/1991    9/30/2006           1-5 YR OPT         10/1/2001
----------------------------------------------------------------------------------------------------------------------------------
  128          CALEXICO                   Core       2/22/1982    2/21/2002           2-5 YR OPT            NONE
----------------------------------------------------------------------------------------------------------------------------------
  137         TEMPLE CITY                 Core       3/15/1978    3/14/2003              NONE               NONE
----------------------------------------------------------------------------------------------------------------------------------
  138      WEST LOS ANGELES               Core       9/1/1983     8/31/2001              NONE               NONE
----------------------------------------------------------------------------------------------------------------------------------
  140     SAN DIEGO - GARNET              Core       7/16/1984    7/16/2004              NONE            7/16/2002
----------------------------------------------------------------------------------------------------------------------------------
  141        THOUSAND OAKS                Core       12/29/1984   12/31/2004          1-5 YR OPT         1/1/2003
----------------------------------------------------------------------------------------------------------------------------------
  142         EL CERRITO                  Core       9/1/1983     8/31/2003              NONE            9/1/2001
----------------------------------------------------------------------------------------------------------------------------------
  143          DALY CITY                  Core       4/1/1992     3/31/2003              NONE              NONE
----------------------------------------------------------------------------------------------------------------------------------
  146           RESEDA                    Core       3/26/1984    3/25/2004           1-5 YR OPT           NONE
----------------------------------------------------------------------------------------------------------------------------------
  148       CITRUS HEIGHTS                Core       9/1/1985     8/31/2005           2-5 YR OPT           NONE
----------------------------------------------------------------------------------------------------------------------------------
  154          PETALUMA                   Core       4/16/1985    4/30/2000*       *MONTH TO MONTH         NONE
----------------------------------------------------------------------------------------------------------------------------------
  156            BREA                     Core       8/1/1984     7/31/2001              NONE              NONE
----------------------------------------------------------------------------------------------------------------------------------
  158           CLOVIS                    Core       1/1/1985     12/31/2004          2-5 YR OPT           NONE
----------------------------------------------------------------------------------------------------------------------------------
  162    MORENO VALLEY - Bldg             Core       1/12/1987    1/11/2012           2-5 YR OPT           NONE
----------------------------------------------------------------------------------------------------------------------------------
         MORENO VALLEY - Pkg Lot                     9/15/1996    1/11/2012           2-5 YR OPT           NONE
----------------------------------------------------------------------------------------------------------------------------------
  163       CATHEDRAL CITY                Core       8/13/1986    8/12/2001           2-5 YR OPT           NONE
----------------------------------------------------------------------------------------------------------------------------------
  164            POWAY                    Core       12/20/1985   12/19/2005          2-5 YR OPT        12/20/2003
----------------------------------------------------------------------------------------------------------------------------------
  166          CLAREMONT                  Core       9/1/1986     8/31/2001           2-5 YR OPT           NONE
----------------------------------------------------------------------------------------------------------------------------------
  167            VISTA                    Core       12/22/1986   12/21/2003          2-3 YR OPT        12/22/2001
----------------------------------------------------------------------------------------------------------------------------------
  170        LAKE ELSINORE                Core       11/3/1988    12/31/2003          2-5 YR OPT        11/3/2003
----------------------------------------------------------------------------------------------------------------------------------
  171         BAKERSFIELD                 Core       11/8/1988    12/31/2007          2-5 YR OPT     11/1/2003,2006
----------------------------------------------------------------------------------------------------------------------------------
  174          HESPERIA                   Core       4/3/1989     4/2/2004           1-5 YR OPT            NONE
----------------------------------------------------------------------------------------------------------------------------------
  175           PERRIS                    Core       3/9/1991     3/8/2006           2-5 YR OPT           Mar-03
----------------------------------------------------------------------------------------------------------------------------------
  177      SACRAMENTO -WATT               Core       2/10/1989    2/8/2004           1-5 YR OPT         7/9/2001
----------------------------------------------------------------------------------------------------------------------------------
  179    SAN DIEGO - MIDWAY DR.           Core       4/17/1989    4/17/2002           2-5 YR OPT           NONE
----------------------------------------------------------------------------------------------------------------------------------
  181         COSTA MESA                  Core       10/1/1989    9/30/2004           1-5 YR OPT       10/1/2002
----------------------------------------------------------------------------------------------------------------------------------
  182          PALMDALE                   Core       4/11/1990    4/10/2005           1-5 YR OPT           NONE
----------------------------------------------------------------------------------------------------------------------------------
  183          STOCKTON                   Core       8/18/1990    8/31/2005           2-5 YR OPT           NONE
----------------------------------------------------------------------------------------------------------------------------------
  189           FRESNO                    Core       1/30/1992    1/29/2007           1-5 YR OPT       1/30/2004
----------------------------------------------------------------------------------------------------------------------------------
  191         CHINO HILLS                 Core       3/25/1992    3/30/2002           1-5 YR OPT           NONE
----------------------------------------------------------------------------------------------------------------------------------
  192        MISSION GORGE                Core       12/1/1990    3/31/2006           1-5 YR OPT           NONE
----------------------------------------------------------------------------------------------------------------------------------
  196         LAKE FOREST                 Core       9/4/1992     8/31/2008           1-5 YR OPT       9/1/2003
----------------------------------------------------------------------------------------------------------------------------------
  197   ELK GROVE - Existing Store        Core       1/25/1993    1/24/2008           2-5 YR OPT           NONE
----------------------------------------------------------------------------------------------------------------------------------
         ELK GROVE - Addition                        4/15/1997    7/14/2003       1-4 YR 6 MO 9 DAYS       NONE
----------------------------------------------------------------------------------------------------------------------------------
  199           ROCKLIN                   Core       7/22/1993    7/21/2008           2-5 YR OPT       7/22/2003
----------------------------------------------------------------------------------------------------------------------------------
  200          SUNNYVALE                  Core       4/15/1992    4/14/2002           2-5 YR OPT       4/15/2001
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

 Store         Location               CPI Index                             Comments

------------------------------------------------------------------------------------------------------
  091            INDIO                      NONE
------------------------------------------------------------------------------------------------------
  093           FREMONT                  SF/Oakland
------------------------------------------------------------------------------------------------------
  094           BARSTOW                 LA/Riverside
------------------------------------------------------------------------------------------------------
  095     SAN JOSE-SAN CARLOS            SF/Oakland           Arbitration to Determine Fair-
------------------------------------------------------------------------------------------------------
                                                              Market Value.  Min of $6,840
------------------------------------------------------------------------------------------------------
  098           UPLAND                  LA/Riverside
------------------------------------------------------------------------------------------------------
  100          SAN BRUNO                 SF/Oakland
------------------------------------------------------------------------------------------------------
  104        REDWOOD CITY                SF/Oakland
------------------------------------------------------------------------------------------------------
  105           CARSON                    Schedule
------------------------------------------------------------------------------------------------------
  107           MILPITAS                  Schedule
------------------------------------------------------------------------------------------------------
  112      SAN JOSE-MONTEREY             Schedule
------------------------------------------------------------------------------------------------------
  117           CONCORD                 SF/Oakland
------------------------------------------------------------------------------------------------------
  118         ORANGEVALE                 U.S. City
------------------------------------------------------------------------------------------------------
  119       HAYWARD-MISSION              Schedule
------------------------------------------------------------------------------------------------------
  120            LODI                    Schedule
------------------------------------------------------------------------------------------------------
  127          ENCINITAS              LA/Riverside
------------------------------------------------------------------------------------------------------
  128          CALEXICO                  San Diego
------------------------------------------------------------------------------------------------------
  137         TEMPLE CITY             LA/Riverside
------------------------------------------------------------------------------------------------------
  138      WEST LOS ANGELES           LA/Riverside
------------------------------------------------------------------------------------------------------
  140     SAN DIEGO - GARNET            San Diego
------------------------------------------------------------------------------------------------------
  141        THOUSAND OAKS            LA/Riverside
------------------------------------------------------------------------------------------------------
  142         EL CERRITO               SF/Oakland
------------------------------------------------------------------------------------------------------
  143          DALY CITY                U.S. City
------------------------------------------------------------------------------------------------------
  146           RESEDA                LA/Riverside
------------------------------------------------------------------------------------------------------
  148       CITRUS HEIGHTS             SF/Oakland
------------------------------------------------------------------------------------------------------
  154          PETALUMA                 U.S. City
------------------------------------------------------------------------------------------------------
  156            BREA                   U.S. City
------------------------------------------------------------------------------------------------------
  158           CLOVIS                  U.S. City
------------------------------------------------------------------------------------------------------
  162    MORENO VALLEY - Bldg         LA/Riverside
------------------------------------------------------------------------------------------------------
         MORENO VALLEY - Pkg Lot      LA/Riverside
------------------------------------------------------------------------------------------------------
  163       CATHEDRAL CITY            LA/Riverside              Option Expires 5/12/01
------------------------------------------------------------------------------------------------------
  164            POWAY                LA/Riverside
------------------------------------------------------------------------------------------------------
  166          CLAREMONT              LA/Riverside              Option Expires 6/30/01
------------------------------------------------------------------------------------------------------
  167            VISTA                  U.S. City
------------------------------------------------------------------------------------------------------
  170        LAKE ELSINORE             U.S. City
------------------------------------------------------------------------------------------------------
  171         BAKERSFIELD              U.S. City
------------------------------------------------------------------------------------------------------
  174          HESPERIA                 U.S. City
------------------------------------------------------------------------------------------------------
  175           PERRIS                  U.S. City
------------------------------------------------------------------------------------------------------
  177      SACRAMENTO -WATT           SF/Oakland
------------------------------------------------------------------------------------------------------
  179    SAN DIEGO - MIDWAY DR.       LA/Riverside
------------------------------------------------------------------------------------------------------
  181         COSTA MESA              LA/Riverside
------------------------------------------------------------------------------------------------------
  182          PALMDALE               LA/Riverside
------------------------------------------------------------------------------------------------------
  183          STOCKTON                SF/Oakland
------------------------------------------------------------------------------------------------------
  189           FRESNO                U.S. City
------------------------------------------------------------------------------------------------------
  191         CHINO HILLS             LA/Riverside
------------------------------------------------------------------------------------------------------
  192        MISSION GORGE            LA/Riverside
------------------------------------------------------------------------------------------------------
  196         LAKE FOREST             Schedule
------------------------------------------------------------------------------------------------------
  197   ELK GROVE - Existing Store      U.S. City
------------------------------------------------------------------------------------------------------
         ELK GROVE - Addition           Schedule
------------------------------------------------------------------------------------------------------
  199           ROCKLIN               U.S. City
------------------------------------------------------------------------------------------------------
  200          SUNNYVALE              SF/Oakland
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

 Store         Location            Mo Rent         Cam Imp.      Tax Imp.    Sq. Ft.   Bays    CPI Cap   R & M   Roof  RE Tax   Ins

------------------------------------------------------------------------------------------------------------------------------------
  091            INDIO             $ 4,836.30        $0.00         $0.00       4,400      6      25%      TEN     TEN    TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  093           FREMONT            $ 2,723.91        $0.00         $0.00       3,500      5      25%      TEN     TEN    TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  094           BARSTOW            $ 1,574.09        $0.00         $0.00       3,200      7      20%      TEN     LL     TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  095     SAN JOSE-SAN CARLOS      $ 3,156.27        $0.00         $0.00       3,800      4      28%      TEN     TEN    TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  098           UPLAND             $ 3,390.47        $0.00         $0.00       3,800      5      25%      TEN     TEN     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
  100          SAN BRUNO           $ 2,041.96        $0.00         $0.00       3,500      4      25%      TEN     TEN     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
  104        REDWOOD CITY          $ 2,907.37        $0.00         $0.00       3,500      4      25%      TEN     TEN     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
  105           CARSON             $ 3,240.00        $0.00         $0.00       3,900      6     NONE      TEN     TEN     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
  107           MILPITAS           $ 4,900.00        $0.00         $0.00       4,400      4     NONE      TEN     TEN     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
  112      SAN JOSE-MONTEREY       $ 4,256.00        $0.00         $0.00       4,000      7     NONE      TEN      LL     LL    LL
------------------------------------------------------------------------------------------------------------------------------------
  117           CONCORD            $ 4,748.87       $974.40        $0.00       4,500      6      5%       TEN      LL     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
  118         ORANGEVALE           $ 5,000.00        $0.00         $0.00       4,500      6      25%      TEN     TEN     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
  119       HAYWARD-MISSION        $ 6,700.00        $0.00         $0.00       4,400      4     NONE      TEN     TEN     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
  120            LODI              $ 4,372.05        $0.00         $0.00       4,000      5     2.75%     TEN      LL     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
  127          ENCINITAS           $ 8,564.89      $1,668.00       $0.00       5,032      6      15%      TEN      LL     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
  128          CALEXICO            $ 3,636.05        $0.00         $0.00       3,900      4      25%      TEN      LL     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
  137         TEMPLE CITY          $ 1,975.59        $0.00         $0.00       3,900      4     NONE      TEN     TEN     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
  138      WEST LOS ANGELES        $ 6,158.95      $1,295.00       $0.00       4,000      6      4%       TEN      LL     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
  140     SAN DIEGO - GARNET       $ 5,254.25        $0.00         $0.00       4,000      6      15%      TEN     TEN     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
  141        THOUSAND OAKS         $ 8,454.40        $0.00         $0.00       5,000      6      21%      TEN     TEN     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
  142         EL CERRITO           $ 3,150.00        $0.00         $0.00       4,000      5      9%       TEN      LL     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
  143          DALY CITY           $ 4,429.71        $0.00         $0.00       5,000      5      15%      TEN      LL    L/T*   TEN
------------------------------------------------------------------------------------------------------------------------------------
  146           RESEDA             $ 2,905.74        $0.00         $0.00       4,000      5      25%      TEN     TEN     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
  148       CITRUS HEIGHTS         $ 5,248.53        $0.00         $0.00       4,500      5      25%      TEN     TEN     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
  154          PETALUMA            $ 8,868.00       $964.69        $0.00       5,500      4      25%      TEN      LL     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
  156            BREA              $ 3,100.50        $0.00         $0.00       3,900      4      20%      TEN     TEN     LL    L/T*
------------------------------------------------------------------------------------------------------------------------------------
  158           CLOVIS             $ 5,468.38       $693.03       $248.22      5,500      6      15%      TEN      LL     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
  162    MORENO VALLEY - Bldg      $ 5,600.00        $0.00         $0.00       4,800      5     NONE      TEN     TEN     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
         MORENO VALLEY - Pkg Lot    $ 500.00         $0.00         $0.00       19,800     0     NONE      TEN     TEN     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
  163       CATHEDRAL CITY         $ 5,243.39        $0.00         $0.00       4,800      5      25%      TEN     TEN     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
  164            POWAY             $ 4,816.84        $0.00         $0.00       4,200      4      25%      TEN     TEN     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
  166          CLAREMONT           $ 5,500.00       $115.00        $0.00       4,500      5      25%      TEN      LL     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
  167            VISTA             $ 8,661.04      $1,728.00       $0.00       6,000      7      15%      TEN     TEN     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
  170        LAKE ELSINORE         $ 7,345.42      $1,248.00       $0.00       5,200      7      15%      TEN     TEN     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
  171         BAKERSFIELD          $ 6,226.12       $800.00        $0.00       5,200      8      15%      TEN      LL     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
  174          HESPERIA            $ 6,251.45        $0.00         $0.00       5,200      8      25%      TEN     TEN     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
  175           PERRIS             $ 7,185.24      $1,380.40       $0.00       4,760      6      15%      TEN      LL     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
  177      SACRAMENTO -WATT        $ 5,199.79       $663.48        $0.00       5,200      8     12.5%     TEN      LL     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
  179    SAN DIEGO - MIDWAY DR.    $ 8,091.00      $1,665.00       $0.00       6,250      6     NONE      TEN      LL     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
  181         COSTA MESA           $ 7,622.47       $457.46        $0.00       6,000      6      18%      TEN      LL     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
  182          PALMDALE            $ 6,190.14        $0.00         $0.00       5,200      4      15%     LL/T*     LL    TEN**  TEN
------------------------------------------------------------------------------------------------------------------------------------
  183          STOCKTON            $ 7,167.22       $471.93        $0.00       5,200      6      25%      TEN     TEN     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
  189           FRESNO             $ 7,581.72        $0.00         $0.00       5,200      8      15%      TEN     TEN     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
  191         CHINO HILLS          $ 7,252.67       $813.00        $0.00       4,799      6      15%      TEN      LL     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
  192        MISSION GORGE         $ 7,750.83        $0.00         $0.00       5,160      6     NONE      TEN      LL     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
  196         LAKE FOREST          $ 9,437.40      $2,973.00       $0.00       6,420      6     NONE      TEN      LL     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
  197  ELK GROVE - Existing Store  $ 5,683.50        $0.00         $0.00       4,400      5      25%      TEN     TEN     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
         ELK GROVE - Addition      $ 3,500.00        $0.00         $0.00       2,480      0      15%      TEN      LL     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
  199           ROCKLIN            $ 5,764.02        $0.00         $0.00       4,500      5      25%      TEN     TEN     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------
  200          SUNNYVALE           $ 7,485.76       $111.00        $0.00       4,360      6     NONE      TEN     LL*     TEN   TEN
------------------------------------------------------------------------------------------------------------------------------------

                                                                      This Lease Abstract does not contain any information regarding contingent liabilities or indemnification provisions. Please review each lease independently for such purposes.

----------------------------------------------------------------------------------------------------------------------------------
                                      Core/Non-core
 Store         Location                Terminated/  Lease Begin   Lease End            Options           Increase Dates
                                        Assigned
----------------------------------------------------------------------------------------------------------------------------------
  201        YUCCA VALLEY                 Core       6/5/1994     6/4/2004           2-5 YR OPT                Jun-03
----------------------------------------------------------------------------------------------------------------------------------
  202           CORONA                    Core       3/19/1994    4/1/2009           2-5 YR OPT             3/2003,2006
----------------------------------------------------------------------------------------------------------------------------------
  203           MODESTO                   Core       5/23/1994    5/23/2009           2-5 YR OPT               5/03,06
----------------------------------------------------------------------------------------------------------------------------------
  209           MANTECA                   Core       9/30/1995    9/29/2010           2-5 YR OPT             9/30/2005
----------------------------------------------------------------------------------------------------------------------------------
  215        SCOTTS VALLEY                Core       3/1/1996     7/31/2004           2-5 YR OPT                NONE
----------------------------------------------------------------------------------------------------------------------------------
        SCOTTS VALLEY - ADDITION                     9/1/1999     8/31/2004           1-5 YR OPT           9/1/01,02,03
----------------------------------------------------------------------------------------------------------------------------------
  218           BANNING                   Core       11/23/1996   11/22/2011          2-5 YR OPT          11/23/2001,06
----------------------------------------------------------------------------------------------------------------------------------
  219       SHINGLE SPRINGS               Core       11/15/1995   10/31/2005          1-5 YR OPT             11/1/2000
----------------------------------------------------------------------------------------------------------------------------------
  222           GILROY                    Core       1/16/1998    1/15/2018           2-5 YR OPT          01/16/03,08,13
----------------------------------------------------------------------------------------------------------------------------------
  223       CANYON COUNTRY                Core       3/15/1998    6/30/2004           5-5 YR OPT                NONE
----------------------------------------------------------------------------------------------------------------------------------
  229    LONG BEACH TOWNE CENTER          Core       5/7/1999     5/31/2014           2-5 YR OPT            5/7/2004,09
----------------------------------------------------------------------------------------------------------------------------------
  231         BUENA PARK                  Core       8/1/1998     10/30/2003          1-5 YR OPT                NONE
----------------------------------------------------------------------------------------------------------------------------------
  233        NATIONAL CITY                Core       3/1/1999     4/30/2009           2-5 YR OPT             3/1/2004
----------------------------------------------------------------------------------------------------------------------------------
  240          CAMARILLO                  Core       2/5/1998     2/4/2006              NONE                    NONE
----------------------------------------------------------------------------------------------------------------------------------
  242          SAN JOSE                   Core       2/1/1990     1/31/2003           1-5 YR OPT                NONE
----------------------------------------------------------------------------------------------------------------------------------
  246         SANTA CLARA                 Core       1/1/1990     12/31/2001       1-3, 1-5 YR OPT              NONE
----------------------------------------------------------------------------------------------------------------------------------
  247           OLYMPIC                   Core       2/1/1990     8/31/2002              NONE                   NONE
----------------------------------------------------------------------------------------------------------------------------------
  248          TORRANCE                   Core       1/1/1979     12/31/2003          1-5 YR OPT                NONE
----------------------------------------------------------------------------------------------------------------------------------
  249          PASADENA                   Core       5/1/1994     4/30/2004           1-5 YR OPT             11/1/2001
----------------------------------------------------------------------------------------------------------------------------------
  252          TEMECULA                   Core       11/3/2000    12/1/2010           2-5 YR OPT             11/3/2005
----------------------------------------------------------------------------------------------------------------------------------
  255         PLEASANTON                  Core       1/1/2000     12/31/2014          2-5 YR OPT            1/1/2005,10
----------------------------------------------------------------------------------------------------------------------------------
  257          REDLANDS                   Core       9/7/1999     9/6/2014           1-5 YR OPT            9/7/2004, 09
----------------------------------------------------------------------------------------------------------------------------------
  259          EL CENTRO                  Core       1/26/2000    1/25/2015           2-5 YR OPT      7/10/02,1/10/05,7/10/07
----------------------------------------------------------------------------------------------------------------------------------
  279      CITY OF INDUSTRY               Core       5/23/1997    5/22/2007           2-5 YR OPT                NONE
----------------------------------------------------------------------------------------------------------------------------------
  280    SAN DIEGO / LA JOLLA             Core       8/1/1996     8/15/2003           2-5 YR OPT     Percentage Rent - Yearly
----------------------------------------------------------------------------------------------------------------------------------
  281        REDONDO BEACH                Core       7/1/1995     6/30/2003              NONE                   NONE
----------------------------------------------------------------------------------------------------------------------------------
  284           FONTANA                   Core                    1/10/2005              NONE                   NONE
----------------------------------------------------------------------------------------------------------------------------------
  285           STANTON                   Core       6/1/2000     6/1/2010           2-5 YR OPT          6/1/02,04,06,08
----------------------------------------------------------------------------------------------------------------------------------
  286         CHULA VISTA                 Core       1/1/2000     12/31/2014             NONE        1/1/01 Yearly thereafter
----------------------------------------------------------------------------------------------------------------------------------
  287         DIAMOND BAR                 Core                    12/30/2005             NONE        Percentage Rent - Yearly
----------------------------------------------------------------------------------------------------------------------------------
  289            AZUSA                    Core       6/28/1995    5/31/2001         NONE                        NONE
----------------------------------------------------------------------------------------------------------------------------------
  290        SPRING VALLEY                Core       8/1/1996     7/30/2001         NONE             Percentage Rent - Yearly
----------------------------------------------------------------------------------------------------------------------------------
  291            CHINO                    Core       7/1/1995     12/31/2001             NONE                   NONE
----------------------------------------------------------------------------------------------------------------------------------
  292         YORBA LINDA                 Core       10/1/1995    9/30/2002       7-5 YR OPT                    NONE
----------------------------------------------------------------------------------------------------------------------------------
  295   EL CAJON / JOHNSON AVE.           Core       12/1/1996    11/30/2006             NONE             12/1/01,6/1/04
----------------------------------------------------------------------------------------------------------------------------------
  301         BAKERSFIELD                 Core       9/13/2000    9/12/2015           2-5 YR OPT            9/13/05, 10
----------------------------------------------------------------------------------------------------------------------------------
  303          DANVILLE                   Core       3/27/2000    12/1/2009              NONE                   NONE
----------------------------------------------------------------------------------------------------------------------------------
  900  CORP. OFFICE & TRAINING CTR.       Core       1/1/2001     12/31/2005          1-5 YR OPT                NONE
----------------------------------------------------------------------------------------------------------------------------------
  024        GARDEN GROVE               Assigned     LEASE ASSIGNED 4/10/01
----------------------------------------------------------------------------------------------------------------------------------
  026         COSTA MESA                Assigned     LEASE ASSIGNED 4/10/01
----------------------------------------------------------------------------------------------------------------------------------
  037        SANTA MONICA               Assigned     LEASE ASSIGNED 4/6/01
----------------------------------------------------------------------------------------------------------------------------------
  046         WEST COVINA               Assigned     LEASE ASSIGNED 4/4/01
----------------------------------------------------------------------------------------------------------------------------------
  062       RANCHO CORDOVA              Assigned     LEASE ASSIGNED 5/2/01
----------------------------------------------------------------------------------------------------------------------------------
  079        SANTA BARBARA              Assigned     LEASE ASSIGNED 4/3/01
----------------------------------------------------------------------------------------------------------------------------------
  087         VICTORVILLE               Assigned     LEASE ASSIGNED 4/24/01
----------------------------------------------------------------------------------------------------------------------------------
  124          REDLANDS                 Assigned     LEASE ASSIGNED 4/20/01
----------------------------------------------------------------------------------------------------------------------------------
  133          RIVERSIDE                Assigned     LEASE ASSIGNED 4/25/01
----------------------------------------------------------------------------------------------------------------------------------
  147            HEMET                  Assigned     LEASE ASSIGNED 4/4/01
----------------------------------------------------------------------------------------------------------------------------------
  165         YORBA LINDA               Assigned     LEASE ASSIGNED JULY 2000
----------------------------------------------------------------------------------------------------------------------------------
  184     DESERT HOT SPRINGS            Assigned     LEASE ASSIGNED 4/10/01
----------------------------------------------------------------------------------------------------------------------------------
  186        PALM SPRINGS               Assigned     LEASE ASSIGNED JANUARY 2000
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

 Store         Location               CPI Index                             Comments

------------------------------------------------------------------------------------------------------
  201        YUCCA VALLEY            LA/Riverside
------------------------------------------------------------------------------------------------------
  202           CORONA               LA/Riverside
------------------------------------------------------------------------------------------------------
  203           MODESTO               U.S. City
------------------------------------------------------------------------------------------------------
  209           MANTECA               U.S. City
------------------------------------------------------------------------------------------------------
  215        SCOTTS VALLEY            Schedule
------------------------------------------------------------------------------------------------------
        SCOTTS VALLEY - ADDITION      Schedule
------------------------------------------------------------------------------------------------------
  218           BANNING               U.S. City
------------------------------------------------------------------------------------------------------
  219       SHINGLE SPRINGS           U.S. City
------------------------------------------------------------------------------------------------------
  222           GILROY                U.S. City
------------------------------------------------------------------------------------------------------
  223       CANYON COUNTRY            Schedule
------------------------------------------------------------------------------------------------------
  229    LONG BEACH TOWNE CENTER      U.S. City
------------------------------------------------------------------------------------------------------
  231         BUENA PARK                NONE
------------------------------------------------------------------------------------------------------
  233        NATIONAL CITY           LA/Riverside
------------------------------------------------------------------------------------------------------
  240          CAMARILLO             2% Increase
------------------------------------------------------------------------------------------------------
  242          SAN JOSE               Schedule
------------------------------------------------------------------------------------------------------
  246         SANTA CLARA            SF/Oakland
------------------------------------------------------------------------------------------------------
  247           OLYMPIC                 NONE
------------------------------------------------------------------------------------------------------
  248          TORRANCE                 NONE
------------------------------------------------------------------------------------------------------
  249          PASADENA              LA/Riverside
------------------------------------------------------------------------------------------------------
  252          TEMECULA              LA/Riverside
------------------------------------------------------------------------------------------------------
  255         PLEASANTON             LA/Riverside
------------------------------------------------------------------------------------------------------
  257          REDLANDS              LA/Riverside
------------------------------------------------------------------------------------------------------
  259          EL CENTRO             LA/Riverside
------------------------------------------------------------------------------------------------------
  279      CITY OF INDUSTRY          Fair Market
------------------------------------------------------------------------------------------------------
  280    SAN DIEGO / LA JOLLA            N/A
------------------------------------------------------------------------------------------------------
  281        REDONDO BEACH            Schedule
------------------------------------------------------------------------------------------------------
  284           FONTANA                  N/A
------------------------------------------------------------------------------------------------------
  285           STANTON              LA/Riverside
------------------------------------------------------------------------------------------------------
  286         CHULA VISTA             Schedule
------------------------------------------------------------------------------------------------------
  287         DIAMOND BAR                N/A
------------------------------------------------------------------------------------------------------
  289            AZUSA                   N/A                 Month-To-Month Pending Goodyear Renewal
------------------------------------------------------------------------------------------------------
  290        SPRING VALLEY               N/A                 Month-To-Month Pending Goodyear Renewal
------------------------------------------------------------------------------------------------------
  291            CHINO                   N/A
------------------------------------------------------------------------------------------------------
  292         YORBA LINDA                N/A
------------------------------------------------------------------------------------------------------
  295   EL CAJON / JOHNSON AVE.       Schedule
------------------------------------------------------------------------------------------------------
  301         BAKERSFIELD             U.S. City
------------------------------------------------------------------------------------------------------
  303          DANVILLE               Schedule
------------------------------------------------------------------------------------------------------
  900  CORP. OFFICE & TRAINING CTR.      N/A
------------------------------------------------------------------------------------------------------
  024        GARDEN GROVE
------------------------------------------------------------------------------------------------------
  026         COSTA MESA
------------------------------------------------------------------------------------------------------
  037        SANTA MONICA
------------------------------------------------------------------------------------------------------
  046         WEST COVINA
------------------------------------------------------------------------------------------------------
  062       RANCHO CORDOVA
------------------------------------------------------------------------------------------------------
  079        SANTA BARBARA
------------------------------------------------------------------------------------------------------
  087         VICTORVILLE
------------------------------------------------------------------------------------------------------
  124          REDLANDS
------------------------------------------------------------------------------------------------------
  133          RIVERSIDE
------------------------------------------------------------------------------------------------------
  147            HEMET
------------------------------------------------------------------------------------------------------
  165         YORBA LINDA
------------------------------------------------------------------------------------------------------
  184     DESERT HOT SPRINGS
------------------------------------------------------------------------------------------------------
  186        PALM SPRINGS
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

 Store         Location            Mo Rent         Cam Imp.      Tax Imp.    Sq. Ft.   Bays    CPI Cap   R & M   Roof  RE Tax   Ins

------------------------------------------------------------------------------------------------------------------------------------
  201        YUCCA VALLEY         $ 5,179.57        $0.00         $0.00       4,400      6       15%     TEN     TEN    TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  202           CORONA            $ 5,332.72      $1,174.54       $0.00       4,400      6       15%     TEN      LL    TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  203           MODESTO           $ 6,271.44        $0.00         $0.00       4,400      6       15%     TEN     TEN    TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  209           MANTECA           $ 5,102.10        $0.00         $0.00       4,400      6       15%     TEN     TEN    TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  215        SCOTTS VALLEY        $ 3,994.00       $684.94       $572.08      3,780      7      NONE     TEN      LL    TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
        SCOTTS VALLEY - ADDITION  $ 1,575.00       $275.00       $176.00      1,000      0      NONE     TEN      LL    TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  218           BANNING           $ 3,777.43        $0.00         $0.00       7,392      5       15%     TEN     TEN    TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  219       SHINGLE SPRINGS       $ 3,400.00        $0.00         $0.00       4,800      5       15%     TEN      LL    TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  222           GILROY            $ 8,299.20        $0.00         $0.00       4,400              15%     TEN     TEN    TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  223       CANYON COUNTRY        $ 6,345.00       $225.00       $190.00      5,280      6      NONE     TEN      LL    TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  229    LONG BEACH TOWNE CENTER  $ 8,020.83      $2,759.25       $0.00       4,400              15%     TEN     TEN    TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  231         BUENA PARK          $ 6,643.00      $1,230.10       $0.00       8,304             NONE     TEN     TEN    TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  233        NATIONAL CITY        $  5,375.00     $1,305.00       $0.00       4,300              15%     TEN      LL    TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  240          CAMARILLO          $ 5,499.55        $0.00         $0.00       4,725             NONE     TEN      LL    TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  242          SAN JOSE           $ 13,010.23       $0.00         $0.00       9,900             NONE     TEN      LL    TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  246         SANTA CLARA         $ 7,972.26        $0.00         $0.00       5,265              3%      TEN      LL    LL      TEN
------------------------------------------------------------------------------------------------------------------------------------
  247           OLYMPIC           $ 6,000.00        $0.00        $500.00      6,000             NONE     TEN     TEN    TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  248          TORRANCE           $ 7,418.80        $0.00         $0.00       4,364             NONE     TEN      LL    TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  249          PASADENA           $ 6,006.81        $0.00         $0.00       7,500             12.5%    TEN     LL*    TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  252          TEMECULA           $ 10,593.37      $616.10       $575.00      5,800      6       15%     TEN      LL    TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  255         PLEASANTON          $ 9,826.92        $0.00         $0.00       5,310              15%     TEN      LL    TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  257          REDLANDS           $ 8,931.74      $1,454.40       $0.00       5,653              15%     TEN      LL    TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  259          EL CENTRO          $ 9,140.63      $1,228.67       $0.00       5,310              15%     TEN      LL    TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  279      CITY OF INDUSTRY       $ 11,000.00      $965.00        $0.00       5,554                      TEN      LL    TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  280    SAN DIEGO / LA JOLLA     $ 5,520.00       $552.82       $300.00      5,623                      TEN      LL    TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  281        REDONDO BEACH        $ 11,184.00     $2,025.00       $0.00       8,141             NONE     TEN      LL    TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  284           FONTANA           $ 3,675.24        $80.75       $460.00      8,693                      TEN      LL    TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  285           STANTON           $ 8,200.00        $0.00         $0.00       7,066                      TEN      LL    TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  286         CHULA VISTA         $ 8,788.15        $0.00         $0.00       7,986                      TEN     TEN    TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  287         DIAMOND BAR         $ 2,246.40        $57.46       $421.00      7,066                      TEN      LL    TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  289            AZUSA            $ 6,000.00       $148.60       $452.23      8,632                      TEN      LL    TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  290        SPRING VALLEY        $ 2,339.56       $123.40       $300.00      3,743                      TEN      LL    TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  291            CHINO            $ 3,000.00       $191.87        $50.00      6,000                      TEN      LL    TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  292         YORBA LINDA         $ 8,551.04       $439.82       $820.00      8,714                      TEN      LL    TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  295   EL CAJON / JOHNSON AVE.   $ 6,228.00       $148.28       $360.00      4,347                      TEN     TEN    TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  301         BAKERSFIELD         $ 9,625.00       $470.00        $0.00       7,802     10      2-5%     TEN      LL    TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  303          DANVILLE           $ 8,815.57        $0.00         $0.00                                  TEN            TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  900 CORP. OFFICE & TRAINING CTR $ 38,342.50     $1,205.00       $0.00       24,500                     TEN      LL    TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  024        GARDEN GROVE
------------------------------------------------------------------------------------------------------------------------------------
  026         COSTA MESA
------------------------------------------------------------------------------------------------------------------------------------
  037        SANTA MONICA
------------------------------------------------------------------------------------------------------------------------------------
  046         WEST COVINA
------------------------------------------------------------------------------------------------------------------------------------
  062       RANCHO CORDOVA
------------------------------------------------------------------------------------------------------------------------------------
  079        SANTA BARBARA
------------------------------------------------------------------------------------------------------------------------------------
  087         VICTORVILLE
------------------------------------------------------------------------------------------------------------------------------------
  124          REDLANDS
------------------------------------------------------------------------------------------------------------------------------------
  133          RIVERSIDE
------------------------------------------------------------------------------------------------------------------------------------
  147            HEMET
------------------------------------------------------------------------------------------------------------------------------------
  165         YORBA LINDA
------------------------------------------------------------------------------------------------------------------------------------
  184     DESERT HOT SPRINGS
------------------------------------------------------------------------------------------------------------------------------------
  186        PALM SPRINGS
------------------------------------------------------------------------------------------------------------------------------------

                                                                      This Lease Abstract does not contain any information regarding contingent liabilities or indemnification provisions. Please review each lease independently for such purposes.

----------------------------------------------------------------------------------------------------------------------------------
                                      Core/Non-core
 Store         Location                Terminated/  Lease Begin   Lease End            Options           Increase Dates
                                        Assigned
----------------------------------------------------------------------------------------------------------------------------------
  198           COLTON                  Assigned     LEASE ASSIGNED 4/5/01
-----------------------------------------------------------------------------------------------------------------------------------
  206          FAIRFIELD                Assigned     LEASE ASSIGNED 4/10/01
-----------------------------------------------------------------------------------------------------------------------------------
  208           TULARE                  Assigned     LEASE ASSIGNED 4/3/01
-----------------------------------------------------------------------------------------------------------------------------------
  211           KINGMAN                 Assigned     LEASE ASSIGNED 4/11/01
-----------------------------------------------------------------------------------------------------------------------------------
  212          BULLHEAD                 Assigned     LEASE ASSIGNED 4/11/01
-----------------------------------------------------------------------------------------------------------------------------------
  213         LAKE HAVASU               Assigned     LEASE ASSIGNED 4/12/01
-----------------------------------------------------------------------------------------------------------------------------------
  220      SAN LUIS OBISBO              Assigned     LEASE ASSIGNED 4/13/01
-----------------------------------------------------------------------------------------------------------------------------------
  221          VACAVILLE                Assigned     LEASE ASSIGNED 4/3/01
-----------------------------------------------------------------------------------------------------------------------------------
  226         LONG BEACH                Assigned     LEASE ASSIGNED 4/3/01
-----------------------------------------------------------------------------------------------------------------------------------
  230         ALISO VIEJO               Assigned     LEASE ASSIGNED 4/24/01
-----------------------------------------------------------------------------------------------------------------------------------
  238           FILMORE                 Assigned     LEASE ASSIGNED 4/10/01
-----------------------------------------------------------------------------------------------------------------------------------
  239           VISALIA                 Assigned     LEASE ASSIGNED 4/24/01
-----------------------------------------------------------------------------------------------------------------------------------
  260            TEMPE                  Assigned     LEASE ASSIGNED 3/22/01
-----------------------------------------------------------------------------------------------------------------------------------
  265          MESA, AZ.                Assigned     LEASE ASSIGNED 3/6/01
-----------------------------------------------------------------------------------------------------------------------------------
  266    PHOENIX / THOMAS RD.           Assigned     LEASE ASSIGNED 3/22/01
-----------------------------------------------------------------------------------------------------------------------------------
  267   PHOENIX / GREENWAY PKWY.        Assigned     LEASE ASSIGNED 3/22/01
-----------------------------------------------------------------------------------------------------------------------------------
  268     PHOENIX / CACTUS RD.          Assigned     LEASE ASSIGNED 3/6/01
-----------------------------------------------------------------------------------------------------------------------------------
  293   SAN DIEGO / MIRAMAR RD.         Assigned     LEASE ASSIGNED 5/1/01
-----------------------------------------------------------------------------------------------------------------------------------
  294    SAN DIEGO / BROADWAY           Assigned     LEASE ASSIGNED 5/1/01
-----------------------------------------------------------------------------------------------------------------------------------
  002          EL MONTE                 Non-Core     7/13/1987    7/12/2002      3-5 YR&1-4 YR-11 MO.            NONE
-----------------------------------------------------------------------------------------------------------------------------------
  005          FULLERTON                Non-Core     2/4/1977     2/3/2002           2-5 YR OPT                  NONE
-----------------------------------------------------------------------------------------------------------------------------------
  022          LAWNDALE                 Non-Core     1/1/1977     12/31/2001          1-5 YR OPT                 NONE
-----------------------------------------------------------------------------------------------------------------------------------
        LAWNDALE - Addt'l Space         Non-Core     10/1/1991    12/31/2007          1-5 YR OPT               10/03,06
-----------------------------------------------------------------------------------------------------------------------------------
  029       EAST SAN DIEGO              Non-Core     12/1/1995    11/30/2001          1-5 YR OPT                 NONE
-----------------------------------------------------------------------------------------------------------------------------------
  033           ANAHEIM                 Non-Core     3/15/1993    3/14/2003           1-5 YR OPT                 NONE
-----------------------------------------------------------------------------------------------------------------------------------
  052         CULVER CITY               Non-Core     1/1/1977     12/31/2001             NONE                    NONE
-----------------------------------------------------------------------------------------------------------------------------------
  101           FONTANA                 Non-Core     12/1/1979    10/31/2004          2-5 YR OPT                 NONE
-----------------------------------------------------------------------------------------------------------------------------------
  134          BERKELEY                 Non-Core     9/20/1982    9/19/2002           2-5 YR OPT                 NONE
-----------------------------------------------------------------------------------------------------------------------------------
  135    S. DIEGO-MIRAMAR RD.           Non-Core     4/4/1983     4/3/2003              NONE                     NONE
-----------------------------------------------------------------------------------------------------------------------------------
  145         BELLFLOWER                Non-Core     11/1/1983    10/31/2003             NONE                    NONE
-----------------------------------------------------------------------------------------------------------------------------------
  155            NAPA                   Non-Core     1/10/1986    1/9/2006           2-5 YR OPT                  NONE
-----------------------------------------------------------------------------------------------------------------------------------
  172          GLENDORA                 Non-Core     9/13/1988    9/30/2003           1-5 YR OPT              9/13/2001
-----------------------------------------------------------------------------------------------------------------------------------
  173         SAN MARCOS                Non-Core     6/15/1988    12/31/2004          1-5 YR OPT              6/1/2001
-----------------------------------------------------------------------------------------------------------------------------------
  176           SANTEE                  Non-Core     10/6/1989    10/5/2004           2-5 YR OPT              10/01/01
-----------------------------------------------------------------------------------------------------------------------------------
  178          OCEANSIDE                Non-Core     8/24/1989    8/23/2009           2-5 YR OPT              8/24/2004
-----------------------------------------------------------------------------------------------------------------------------------
  187           CYPRESS                 Non-Core     7/19/1990    7/31/2005              NONE                    NONE
-----------------------------------------------------------------------------------------------------------------------------------
  193         WESTMINSTER               Non-Core     8/1/1991     7/31/2004           2-5 YR OPT               8/3/2000
-----------------------------------------------------------------------------------------------------------------------------------
  195           MERCED                  Non-Core     10/25/1994   10/24/2009          2-5 YR OPT              10/25/2004
-----------------------------------------------------------------------------------------------------------------------------------
  205           MADERA                  Non-Core     2/1/1994     1/31/2009           2-5 YR OPT               1/03,06
-----------------------------------------------------------------------------------------------------------------------------------
  207        ROHNERT PARK               Non-Core     8/26/1995    8/25/2010           2-5 YR OPT              8/1/2605
-----------------------------------------------------------------------------------------------------------------------------------
  207    ROHNERT PARK -Ground           Non-Core     8/26/1995    8/25/2010           2-5 YR OPT             08/01,03,05
-----------------------------------------------------------------------------------------------------------------------------------
  210           BLYTHE                  Non-Core     6/26/1995    7/1/2005           2-5 YR OPT                  NONE
-----------------------------------------------------------------------------------------------------------------------------------
  214          YUBA CITY                Non-Core     11/5/1996    11/4/2011           2-5 YR OPT             11/5/01,06
-----------------------------------------------------------------------------------------------------------------------------------
  216           GARDENA                 Non-Core     1/10/2000    12/31/2012          2-5 YR OPT       7/10/02,1/10/05,7/10/07
-----------------------------------------------------------------------------------------------------------------------------------
  224     SANTA ANA / BRISTOL           Non-Core     7/27/1998    7/31/2008           3-5 YR OPT              7/27/2003
-----------------------------------------------------------------------------------------------------------------------------------
  227          OROVILLE                 Non-Core     8/18/1997    8/17/2012           2-5 YR OPT            8/18/2002,07
-----------------------------------------------------------------------------------------------------------------------------------
  228   L.A. / HOLLYWOOD BLVD.          Non-Core     5/1/1998     4/30/2008           3-5 YR OPT                 NONE
-----------------------------------------------------------------------------------------------------------------------------------
  232          SANTA ANA                Non-Core     11/1/1998    10/30/2006          1-5 YR OPT        % RENT YRLY -01/00,01
-----------------------------------------------------------------------------------------------------------------------------------
  235          BRUNDAGE                 Non-Core     1/8/1979     1/7/2003              NONE                     NONE
-----------------------------------------------------------------------------------------------------------------------------------
  236           CHESTER                 Non-Core     2/5/1979     2/4/2003              NONE         TENANT PAYS RENT DIRECT TO LL
-----------------------------------------------------------------------------------------------------------------------------------
  237         PORTERVILLE               Non-Core     2/1/1998     1/31/2003           2-5 YR OPT                 NONE
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

 Store         Location               CPI Index                             Comments

------------------------------------------------------------------------------------------------------
  198           COLTON
------------------------------------------------------------------------------------------------------
  206          FAIRFIELD
------------------------------------------------------------------------------------------------------
  208           TULARE
------------------------------------------------------------------------------------------------------
  211           KINGMAN
------------------------------------------------------------------------------------------------------
  212          BULLHEAD
------------------------------------------------------------------------------------------------------
  213         LAKE HAVASU
------------------------------------------------------------------------------------------------------
  220      SAN LUIS OBISBO
------------------------------------------------------------------------------------------------------
  221          VACAVILLE
------------------------------------------------------------------------------------------------------
  226         LONG BEACH
------------------------------------------------------------------------------------------------------
  230         ALISO VIEJO
------------------------------------------------------------------------------------------------------
  238           FILMORE
------------------------------------------------------------------------------------------------------
  239           VISALIA
------------------------------------------------------------------------------------------------------
  260            TEMPE
------------------------------------------------------------------------------------------------------
  265          MESA, AZ.
------------------------------------------------------------------------------------------------------
  266    PHOENIX / THOMAS RD.
------------------------------------------------------------------------------------------------------
  267   PHOENIX / GREENWAY PKWY.
------------------------------------------------------------------------------------------------------
  268     PHOENIX / CACTUS RD.
------------------------------------------------------------------------------------------------------
  293   SAN DIEGO / MIRAMAR RD.
------------------------------------------------------------------------------------------------------
  294    SAN DIEGO / BROADWAY
------------------------------------------------------------------------------------------------------
  002          EL MONTE               LA/Riverside             To Be Assigned/Subleased
------------------------------------------------------------------------------------------------------
  005          FULLERTON              U.S. City                       Subleased
------------------------------------------------------------------------------------------------------
  022          LAWNDALE               U.S. City                To Be Assigned/Subleased
------------------------------------------------------------------------------------------------------
        LAWNDALE - Addt'l Space       U.S. City                To Be Assigned/Subleased
------------------------------------------------------------------------------------------------------
  029       EAST SAN DIEGO            LA/Riverside              Option Expires 5/30/01
------------------------------------------------------------------------------------------------------
  033           ANAHEIM               LA/Riverside             To Be Assigned/Terminated
------------------------------------------------------------------------------------------------------
  052         CULVER CITY             LA/Riverside
------------------------------------------------------------------------------------------------------
  101           FONTANA               LA/Riverside
------------------------------------------------------------------------------------------------------
  134          BERKELEY               LA/Riverside                  Subleased
------------------------------------------------------------------------------------------------------
  135    S. DIEGO-MIRAMAR RD.          U.S. City                    Subleased
------------------------------------------------------------------------------------------------------
  145         BELLFLOWER              LA/Riverside             To Be Assigned/Subleased
------------------------------------------------------------------------------------------------------
  155            NAPA                 SF/Oakland                    Subleased
------------------------------------------------------------------------------------------------------
  172          GLENDORA                U.S. City               To Be Assigned/Subleased
------------------------------------------------------------------------------------------------------
  173         SAN MARCOS              LA/Riverside                 To Be Assigned
------------------------------------------------------------------------------------------------------
  176           SANTEE                 U.S. City              To Be Assigned/Subleased
------------------------------------------------------------------------------------------------------
  178          OCEANSIDE               U.S. City              To Be Assigned/Subleased
------------------------------------------------------------------------------------------------------
  187           CYPRESS               LA/Riverside                 To Be Assigned
------------------------------------------------------------------------------------------------------
  193         WESTMINSTER              U.S. City                    Subleased
------------------------------------------------------------------------------------------------------
  195           MERCED                 U.S. City              To Be Assigned/Subleased
------------------------------------------------------------------------------------------------------
  205           MADERA                 U.S. City                   To Be Assigned
------------------------------------------------------------------------------------------------------
  207        ROHNERT PARK              U.S. City              To Be Assigned/Subleased
------------------------------------------------------------------------------------------------------
  207    ROHNERT PARK -Ground          SF/Oakland             To Be Assigned/Subleased
------------------------------------------------------------------------------------------------------
  210           BLYTHE                 U.S. City
------------------------------------------------------------------------------------------------------
  214          YUBA CITY               U.S. City             To Be Assigned/Subleased
------------------------------------------------------------------------------------------------------
  216           GARDENA               LA/Riverside           To Be Assigned/Subleased
------------------------------------------------------------------------------------------------------
  224     SANTA ANA / BRISTOL         LA/Riverside           To Be Assigned/Subleased
------------------------------------------------------------------------------------------------------
  227          OROVILLE                U.S. City             To Be Assigned/Subleased
------------------------------------------------------------------------------------------------------
  228   L.A. / HOLLYWOOD BLVD.            NONE                      Subleased
------------------------------------------------------------------------------------------------------
  232          SANTA ANA                  NONE                     To Be Assigned
------------------------------------------------------------------------------------------------------
  235          BRUNDAGE               LA/Riverside                  Subleased
------------------------------------------------------------------------------------------------------
  236           CHESTER               LA/Riverside                  Subleased
------------------------------------------------------------------------------------------------------
  237         PORTERVILLE              U.S. City             To Be Assigned/Subleased
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

 Store         Location            Mo Rent         Cam Imp.      Tax Imp.    Sq. Ft.   Bays    CPI Cap   R & M   Roof  RE Tax   Ins

------------------------------------------------------------------------------------------------------------------------------------
  198           COLTON
------------------------------------------------------------------------------------------------------------------------------------
  206          FAIRFIELD
------------------------------------------------------------------------------------------------------------------------------------
  208           TULARE
------------------------------------------------------------------------------------------------------------------------------------
  211           KINGMAN
------------------------------------------------------------------------------------------------------------------------------------
  212          BULLHEAD
------------------------------------------------------------------------------------------------------------------------------------
  213         LAKE HAVASU
------------------------------------------------------------------------------------------------------------------------------------
  220      SAN LUIS OBISBO
------------------------------------------------------------------------------------------------------------------------------------
  221          VACAVILLE
------------------------------------------------------------------------------------------------------------------------------------
  226         LONG BEACH
------------------------------------------------------------------------------------------------------------------------------------
  230         ALISO VIEJO
------------------------------------------------------------------------------------------------------------------------------------
  238           FILMORE
------------------------------------------------------------------------------------------------------------------------------------
  239           VISALIA
------------------------------------------------------------------------------------------------------------------------------------
  260            TEMPE
------------------------------------------------------------------------------------------------------------------------------------
  265          MESA, AZ.
------------------------------------------------------------------------------------------------------------------------------------
  266    PHOENIX / THOMAS RD.
------------------------------------------------------------------------------------------------------------------------------------
  267   PHOENIX / GREENWAY PKWY.
------------------------------------------------------------------------------------------------------------------------------------
  268     PHOENIX / CACTUS RD.
------------------------------------------------------------------------------------------------------------------------------------
  293   SAN DIEGO / MIRAMAR RD.
------------------------------------------------------------------------------------------------------------------------------------
  294    SAN DIEGO / BROADWAY
------------------------------------------------------------------------------------------------------------------------------------
  002          EL MONTE           $ 5,164.20        $0.00         $0.00       4,800      5       25%       TEN    TEN    TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  005          FULLERTON          $ 3,094.56        $0.00         $0.00       4,000      4       25%       TEN    TEN    TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  022          LAWNDALE           $ 2,329.62        $0.00         $0.00       3,000      3       25%       TEN    TEN    TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
        LAWNDALE - Addt'l Space   $ 2,152.78        $0.00         $0.00       1,200      3       15%       TEN    TEN    TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  029       EAST SAN DIEGO        $ 4,200.00        $0.00         $0.00       5,000      6       15%       TEN     LL    TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  033           ANAHEIM           $   -             $0.00         $0.00       4,970      6       15%       TEN    TEN    TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  052         CULVER CITY         $ 6,554.46        $0.00         $0.00       4,400      4       12%       TEN    TEN    TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  101           FONTANA           $ 5,280.36       $862.67        $0.00       5,000      8       15%       TEN     LL    TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  134          BERKELEY           $ 4,981.27        $0.00         $0.00       4,000              25%       TEN    TEN    TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  135    S. DIEGO-MIRAMAR RD.     $ 5,515.97       $475.00        $0.00       3,900      5       25%       TEN     LL    TEN    L/T*
------------------------------------------------------------------------------------------------------------------------------------
  145         BELLFLOWER          $ 2,861.24        $0.00         $0.00       3,800      5       15%       TEN    TEN    TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  155            NAPA             $ 5,663.12        $0.00         $0.00       3,900              20%       TEN    TEN    TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  172          GLENDORA           $ 5,000.00        $0.00         $0.00       5,200      8       15%       TEN     LL    TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  173         SAN MARCOS          $ 6,500.00       $666.17        $0.00       5,000      6       15%       TEN     LL    TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  176           SANTEE            $ 7,513.30      $1,378.00       $0.00       5,200      8       15%       TEN     LL    TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  178          OCEANSIDE          $ 7,142.81      $1,083.00       $0.00       5,000      6       25%       TEN     LL    TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  187           CYPRESS           $ 8,225.00       $940.00        $0.00       4,700      7       15%       TEN     LL    TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  193         WESTMINSTER         $ 5,233.11        $0.00         $0.00       4,000      5       30%       TEN     LL    TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  195           MERCED            $ 5,770.68        $0.00         $0.00       4,400      6       25%       TEN    TEN    TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  205           MADERA            $ 5,192.18        $0.00         $0.00       4,400      6       15%       TEN    TEN    TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  207        ROHNERT PARK         $ 5,928.81        $0.00         $0.00       4,400      6       25%       TEN    TEN    TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  207    ROHNERT PARK -Ground      $ 163.00         $0.00         $0.00       3,863      0       25%       TEN    TEN    TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  210           BLYTHE            $ 3,728.34       $150.00        $0.00       4,400      6       20%       TEN    TEN    TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  214          YUBA CITY          $ 4,778.00        $0.00         $0.00       4,400      6       15%       TEN    TEN    TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  216           GARDENA           $ 4,000.00        $0.00         $0.00       5,030      5       25%       TEN    TEN    TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  224     SANTA ANA / BRISTOL     $ 6,585.50      $2,640.33       $0.00       8,550              15%       TEN     LL    TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  227          OROVILLE           $ 4,400.00        $0.00         $0.00       4,400              15%       TEN    TEN    TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  228   L.A. / HOLLYWOOD BLVD.    $ 5,200.00        $0.00         $0.00       4,500      5      NONE       TEN     LL    TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  232          SANTA ANA          $ 4,878.00        $0.00        $271.11      4,878             NONE       TEN     LL    TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  235          BRUNDAGE           $ 3,587.71        $0.00         $0.00       2,750      5      NONE       TEN     LL    TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  236           CHESTER           $    -            $0.00         $0.00       4,000      5      NONE       TEN     LL    TEN    TEN
------------------------------------------------------------------------------------------------------------------------------------
  237         PORTERVILLE         $ 1,950.00        $76.00       $230.00      5,030             8-10%      TEN     LL    TEN *  TEN
------------------------------------------------------------------------------------------------------------------------------------

                                                                      This Lease Abstract does not contain any information regarding contingent liabilities or indemnification provisions. Please review each lease independently for such purposes.

----------------------------------------------------------------------------------------------------------------------------------
                                      Core/Non-core
 Store         Location                Terminated/  Lease Begin   Lease End            Options           Increase Dates
                                        Assigned
----------------------------------------------------------------------------------------------------------------------------------
  243          MILPITAS                 Non-Core     3/1/1992     2/28/2002           4-5 YR OPT                 NONE
-----------------------------------------------------------------------------------------------------------------------------------
  250          ANAHEIM                  Non-Core     3/1/1991     8/31/2002              NONE                    NONE
-----------------------------------------------------------------------------------------------------------------------------------
  251      CARMEL MTN. RANCH            Non-Core     9/1/2000     8/30/2015           2-5 YR OPT              9/1/05,10
-----------------------------------------------------------------------------------------------------------------------------------
  256  LIVERMORE TRAINING CENTER        Non-Core     1/1/1999     12/31/2001          1-3 YR OPT                 NONE
-----------------------------------------------------------------------------------------------------------------------------------
  261   PHOENIX / CAMELBACK RD.         Non-Core     5/1/1967     4/30/2015           2-5 YR OPT            5/1/2002,07,12
-----------------------------------------------------------------------------------------------------------------------------------
  262    PHOENIX / DUNLAP RD.           Non-Core     4/1/1993     3/31/2003              NONE           4% OF Gross Sales Qtrly.
-----------------------------------------------------------------------------------------------------------------------------------
  263        GLENDALE, AZ.              Non-Core     12/8/1995    12/7/2015           2-5 YR OPT              12/8/05,10
-----------------------------------------------------------------------------------------------------------------------------------
  264     PHOENIX / 27TH AVE.           Non-Core     8/8/1994     8/7/2009           2-5 YR OPT                  NONE
-----------------------------------------------------------------------------------------------------------------------------------
  270         SCOTTSDALE                Non-Core     11/16/1998   5/18/2019           2-5 YR OPT            11/16/03,08,13
-----------------------------------------------------------------------------------------------------------------------------------
  272           DUBLIN                  Non-Core     1/21/2000    1/20/2015           2-5 YR OPT             1/21/05,10
-----------------------------------------------------------------------------------------------------------------------------------
  278          LOS GATOS                Non-Core     10/20/1999   4/2/2011              NONE               Yearly on 11/1
-----------------------------------------------------------------------------------------------------------------------------------
  282     SAN DIEGO / CONVOY            Non-Core     9/1/1998     8/31/2013              NONE              9/1/2003, 2008
-----------------------------------------------------------------------------------------------------------------------------------
  283     ANAHEIM / LA PALMA            Non-Core     8/1/1995     10/31/2004             NONE          Percentage Rent - Yearly
-----------------------------------------------------------------------------------------------------------------------------------
  302          SAN RAMON                Non-Core     3/27/2000    3/31/2005           1-5 YR OPT      4/1/2001 Yearly thereafter
-----------------------------------------------------------------------------------------------------------------------------------
  014     SAN PEDRO - Closed           Terminated    LEASE TERMINATED 1/1/00
-----------------------------------------------------------------------------------------------------------------------------------
  018     WAREHOUSE SOUTHERN           Terminated    LEASE TERMINATED 12/31/00
-----------------------------------------------------------------------------------------------------------------------------------
  025          SANTA ANA               Terminated    LEASE TERMINATED 11/30/00
-----------------------------------------------------------------------------------------------------------------------------------
  027          LANCASTER               Terminated    LEASE TERMINATED 5/31/01
-----------------------------------------------------------------------------------------------------------------------------------
  030         CHULA VISTA              Terminated    LEASE TERMINATED 4/14/01
-----------------------------------------------------------------------------------------------------------------------------------
  031       AZUSA - Closed             Terminated    LEASE TERMINATED 12/1/00
-----------------------------------------------------------------------------------------------------------------------------------
  034          EL CAJON                Terminated    LEASE TERMINATED 3/13/01
-----------------------------------------------------------------------------------------------------------------------------------
  035           ONTARIO                Terminated    LEASE TERMINATED 7/23/00
-----------------------------------------------------------------------------------------------------------------------------------
  048           TARZANA                Terminated    LEASE TERMINATED 2/28/01
-----------------------------------------------------------------------------------------------------------------------------------
  048     TARZANA-Parking Lot          Terminated    LEASE TERMINATED 2/28/01
-----------------------------------------------------------------------------------------------------------------------------------
  050         SIMI VALLEY              Terminated    LEASE TERMINATED 4/30/01
-----------------------------------------------------------------------------------------------------------------------------------
  051       L. A.-SO. MAIN             Terminated    LEASE TERMINATED 1/31/00
-----------------------------------------------------------------------------------------------------------------------------------
  090     SAN JOSE-HILLSDALE           Terminated    LEASE TERMNATED 3/31/00
-----------------------------------------------------------------------------------------------------------------------------------
  099          EL CENTRO               Terminated    LEASE TERMINATED 1/1/00
-----------------------------------------------------------------------------------------------------------------------------------
  106            RENO                  Terminated    LEASE TERMINATED 1/31/01
-----------------------------------------------------------------------------------------------------------------------------------
  151         SANTA ROSA               Terminated    LEASE TERMINATED 4/15/01
-----------------------------------------------------------------------------------------------------------------------------------
  185          CAMARILLO               Terminated    LEASE TERMINATED MARCH 2000
-----------------------------------------------------------------------------------------------------------------------------------
  188          TEMECULA                Terminated    LEASE TERMINATED 12/31/00
-----------------------------------------------------------------------------------------------------------------------------------
  217            RENO                  Terminated    LEASE TERMINATED 7/1/00
-----------------------------------------------------------------------------------------------------------------------------------
  225         NW BAKERSFIELD           Terminated    LEASE TERMINATED 10/13/00
-----------------------------------------------------------------------------------------------------------------------------------
  234           OXNARD                 Terminated    LEASE TERMINATED 12/28/00
-----------------------------------------------------------------------------------------------------------------------------------
  288   SAN DIEGO / GRAND AVE.         Terminated    LEASE TERMINATED 12/31/00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                TOTALS
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

 Store         Location               CPI Index                             Comments

------------------------------------------------------------------------------------------------------
  243          MILPITAS            SF/Oakland                  To Be Assigned/Subleased
------------------------------------------------------------------------------------------------------
  250          ANAHEIM                NONE                     To Be Assigned/Terminated
------------------------------------------------------------------------------------------------------
  251      CARMEL MTN. RANCH        U.S. City                       To Be Assigned
------------------------------------------------------------------------------------------------------
  256  LIVERMORE TRAINING CENTER    Schedule                          Subleased
------------------------------------------------------------------------------------------------------
  261   PHOENIX / CAMELBACK RD.     Schedule                        To Be Assigned
------------------------------------------------------------------------------------------------------
  262    PHOENIX / DUNLAP RD.         N/A                             Subleased
------------------------------------------------------------------------------------------------------
  263        GLENDALE, AZ.          Schedule                          Subleased
------------------------------------------------------------------------------------------------------
  264     PHOENIX / 27TH AVE.       Schedule                        To Be Assigned
------------------------------------------------------------------------------------------------------
  270         SCOTTSDALE            Schedule                          Subleased
------------------------------------------------------------------------------------------------------
  272           DUBLIN              U.S. City                       To Be Assigned
------------------------------------------------------------------------------------------------------
  278          LOS GATOS           SF/Oakland                       To Be Assigned
------------------------------------------------------------------------------------------------------
  282     SAN DIEGO / CONVOY        Schedule                        To Be Assigned
------------------------------------------------------------------------------------------------------
  283     ANAHEIM / LA PALMA          N/A                           To Be Assigned
------------------------------------------------------------------------------------------------------
  302          SAN RAMON           SF/Oakland                   Terminated by Winston
------------------------------------------------------------------------------------------------------
  014     SAN PEDRO - Closed
------------------------------------------------------------------------------------------------------
  018     WAREHOUSE SOUTHERN
------------------------------------------------------------------------------------------------------
  025          SANTA ANA
------------------------------------------------------------------------------------------------------
  027          LANCASTER
------------------------------------------------------------------------------------------------------
  030         CHULA VISTA
------------------------------------------------------------------------------------------------------
  031       AZUSA - Closed
------------------------------------------------------------------------------------------------------
  034          EL CAJON
------------------------------------------------------------------------------------------------------
  035           ONTARIO
------------------------------------------------------------------------------------------------------
  048           TARZANA
------------------------------------------------------------------------------------------------------
  048     TARZANA-Parking Lot
------------------------------------------------------------------------------------------------------
  050         SIMI VALLEY
------------------------------------------------------------------------------------------------------
  051       L. A.-SO. MAIN
------------------------------------------------------------------------------------------------------
  090     SAN JOSE-HILLSDALE
------------------------------------------------------------------------------------------------------
  099          EL CENTRO
------------------------------------------------------------------------------------------------------
  106            RENO
------------------------------------------------------------------------------------------------------
  151         SANTA ROSA
------------------------------------------------------------------------------------------------------
  185          CAMARILLO
------------------------------------------------------------------------------------------------------
  188          TEMECULA
------------------------------------------------------------------------------------------------------
  217            RENO
------------------------------------------------------------------------------------------------------
  225         NW BAKERSFIELD
------------------------------------------------------------------------------------------------------
  234           OXNARD
------------------------------------------------------------------------------------------------------
  288   SAN DIEGO / GRAND AVE.
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                TOTALS
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

 Store         Location            Mo Rent         Cam Imp.      Tax Imp.    Sq. Ft.   Bays    CPI Cap   R & M   Roof  RE Tax   Ins

------------------------------------------------------------------------------------------------------------------------------------
  243          MILPITAS          $ 6,051.18       $733.86        $0.00       5,400             3-7%       TEN      LL   TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  250          ANAHEIM           $ 6,479.00       $951.25        $0.00       6,200             NONE       TEN     TEN   TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  251      CARMEL MTN. RANCH     $ 8,020.83       $696.00       $330.00      4,400              15%       TEN      LL   TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  256 LIVERMORE TRAINING CENTER  $ 1,354.00       $176.72        $0.00       1,504             NONE       TEN      LL   TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  261   PHOENIX / CAMELBACK RD.  $ 6,000.00       $121.00       $600.00      7,628             NONE       TEN     TEN   TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  262    PHOENIX / DUNLAP RD.    $ 2,246.20        $0.00         $0.00       6,800             NONE       TEN      LL   TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  263        GLENDALE, AZ.       $ 4,830.00        $94.59       $425.00      5,500             NONE       TEN     TEN   TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  264     PHOENIX / 27TH AVE.    $ 7,500.00      $1,527.45      $216.66      20,000            NONE       TEN     TEN   TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  270         SCOTTSDALE         $ 10,265.41       $0.00         $0.00                          12%       TEN     TEN   TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  272           DUBLIN           $ 20,427.25       $0.00         $0.00       17,626             13%       TEN     TEN   TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  278          LOS GATOS         $ 14,182.46       $0.00         $0.00       4,700              8%        TEN     TEN   TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  282     SAN DIEGO / CONVOY     $ 5,000.00        $0.00         $0.00       5030+             NONE       TEN      LL   TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  283     ANAHEIM / LA PALMA     $ 4,900.00       $117.00       $309.00      7,000                        TEN      LL   TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  302          SAN RAMON         $    -            $0.00         $0.00                 10      2-5%       TEN      LL   TEN     TEN
------------------------------------------------------------------------------------------------------------------------------------
  014     SAN PEDRO - Closed
------------------------------------------------------------------------------------------------------------------------------------
  018     WAREHOUSE SOUTHERN
------------------------------------------------------------------------------------------------------------------------------------
  025          SANTA ANA
------------------------------------------------------------------------------------------------------------------------------------
  027          LANCASTER
------------------------------------------------------------------------------------------------------------------------------------
  030         CHULA VISTA
------------------------------------------------------------------------------------------------------------------------------------
  031       AZUSA - Closed
------------------------------------------------------------------------------------------------------------------------------------
  034          EL CAJON
------------------------------------------------------------------------------------------------------------------------------------
  035           ONTARIO
------------------------------------------------------------------------------------------------------------------------------------
  048           TARZANA         $    -
------------------------------------------------------------------------------------------------------------------------------------
  048     TARZANA-Parking Lot   $    -
------------------------------------------------------------------------------------------------------------------------------------
  050         SIMI VALLEY
------------------------------------------------------------------------------------------------------------------------------------
  051       L. A.-SO. MAIN
------------------------------------------------------------------------------------------------------------------------------------
  090     SAN JOSE-HILLSDALE
------------------------------------------------------------------------------------------------------------------------------------
  099          EL CENTRO
------------------------------------------------------------------------------------------------------------------------------------
  106            RENO
------------------------------------------------------------------------------------------------------------------------------------
  151         SANTA ROSA
------------------------------------------------------------------------------------------------------------------------------------
  185          CAMARILLO
------------------------------------------------------------------------------------------------------------------------------------
  188          TEMECULA
------------------------------------------------------------------------------------------------------------------------------------
  217            RENO
------------------------------------------------------------------------------------------------------------------------------------
  225         NW BAKERSFIELD
------------------------------------------------------------------------------------------------------------------------------------
  234           OXNARD
------------------------------------------------------------------------------------------------------------------------------------
  288   SAN DIEGO / GRAND AVE.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                TOTALS          $1,005,314.57    $50,531.84    $7,806.30
------------------------------------------------------------------------------------------------------------------------------------

                                                                      This Lease Abstract does not contain any information regarding contingent liabilities or indemnification provisions. Please review each lease independently for such purposes.

                                       5